PROSPECTUS & APPLICATION

FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES

DECEMBER 1, 1997  AS AMENDED AUGUST 3, 1998

INVESTMENT STRATEGY                     Franklin Templeton Conservative Target
                                        Fund
GROWTH & INCOME                         Franklin Templeton Moderate Target Fund
                                        Franklin Templeton Growth Target Fund

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

This prospectus describes the Class I and Class II shares of the three series of Franklin Templeton Fund Allocator Series (the "Trust").

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated December 1, 1997, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FRANKLIN TEMPLETON
FUND ALLOCATOR SERIES

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.


TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ..................................................     2
Financial Highlights .............................................     4
How does the Fund Invest its Assets? .............................     8
What are the Fund's Potential Risks? .............................    13
How Do the Underlying Funds Invest their Assets? .................    14
What are the Underlying Funds' Potential Risks? ..................    52
Who Manages the Fund? ............................................    56
Taxes ............................................................    60
How is the Trust Organized? ......................................    63

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .............................................    64
May I Exchange Shares for Shares of Another Fund? ................    72
How Do I Sell Shares? ............................................    75
What Distributions Might I Receive from the Fund? ................    78
Transaction Procedures and Special Requirements ..................    79
Services to Help You Manage Your Account .........................    83
What If I Have Questions About My Account? .......................    85

GLOSSARY

Useful Terms and Definitions .....................................    86

APPENDICES

What are some of the Other Investment
Policies and Strategies of, and Risks of an
Investment in, the Underlying Funds? .............................    88

Description of Ratings ...........................................   107

Franklin
Templeton
Fund Allocator Series

December 1, 1997
as amended August 3, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in each fund. The expenses are estimates based upon anticipated fees and expenses for the fiscal year ending July 31, 1998. The fund's actual expenses may vary.

                                           CONSERVATIVE   MODERATE      GROWTH
                                            TARGET FUND  TARGET FUND TARGET FUND

A.    SHAREHOLDER TRANSACTION EXPENSES+
CLASS I

Maximum Sales Charge Imposed on Purchases
(as a percentage of Offering Price)++ .......... 5.75%       5.75%       5.75%
Paid at time of redemption++++ .................  None        None        None
Exchange Fee (per transaction)* ................ $5.00       $5.00       $5.00

CLASS II

Maximum Sales Charges
(as a percentage of Offering Price) ............ 1.99%       1.99%       1.99%
Paid at time of purchase+++ .................... 1.00%       1.00%       1.00%
Paid at redemption++++ ......................... 0.99%       0.99%       0.99%
Exchange Fee (per transaction)* ................ $5.00       $5.00       $5.00

B.     ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
CLASS I

Asset Allocation Fees** ........................ 0.00%       0.00%       0.00%
Rule 12b-1 Fees*** ............................. 0.25%       0.25%       0.25%
Other Expenses** ............................... 0.50%       0.50%       0.50%
Management Fees of the Underlying Funds ........ 0.57%       0.59%       0.60%
Other Expenses of the Underlying Funds ......... 0.23%       0.25%       0.33%
Total Fund Operating Expenses** ................ 1.55%       1.59%       1.68%

CLASS II

Asset Allocation Fees** ........................ 0.00%       0.00%       0.00%
Rule 12b-1 Fees*** ............................. 1.00%       1.00%       1.00%
Other Expenses** ............................... 0.50%       0.50%       0.50%
Management Fees of the Underlying Funds ........ 0.57%       0.59%       0.60%
Other Expenses of the Underlying Funds ......... 0.23%       0.25%       0.33%
Total Fund Operating Expenses** ................ 2.30%       2.34%       2.43%

C.    EXAMPLE

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the fund.

                                         CONSERVATIVE   MODERATE       GROWTH
                                          TARGET FUND  TARGET FUND   TARGET FUND

  CLASS I
  One Year**** .....................          $ 72         $ 73          $ 74
  Three Years ......................          $104         $105          $107

  CLASS II
  One Year .........................           $43          $43           $44
  Three Years ......................           $81          $82           $85

For the same Class II investment, you would pay projected expenses of $33 (Conservative Target Fund), $33 (Moderate Target Fund), and $34 (Growth Target Fund) if you did not sell your shares at the end of the first year. Your projected expenses for the three-year period would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time, you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**With respect to each fund, Advisers has agreed in advance to limit the asset allocation fee and/or make certain payments to reduce the fund's direct operating expenses so that each fund's direct operating expenses do not exceed 0.75% for Class I and 1.50% for Class II. Absent this agreement, it is estimated that each fund's Asset Allocation Fee would be 0.25% and total direct fund operating expenses would be as follows: Conservative Target Fund 3.80% for Class I and 4.55% for Class II; Moderate Target Fund 1.34% for Class I and 2.09% for Class II; and Growth Target Fund 2.21% for Class I and 2.96% for Class II. Advisers may end this arrangement at any time. The funds will also indirectly bear their pro rata share of the expenses of the Underlying Funds in which they invest.
***These fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
****Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the fund's independent auditors. Their audit report covering the period shown below appears in the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 1997. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

CONSERVATIVE TARGET FUND: CLASS I SHARES

                                                               FOR THE
                                                             PERIOD ENDED
                                                            JULY 31, 1997*

PER SHARE OPERATING PERFORMANCE
Net Asset Value at Beginning of Period................            $10.00
Net Investment Income.................................               .12
Net Realized & Unrealized Gain on Securities..........               .80
Total From Investment Operations......................               .92
Distributions From Net Investment Income..............              (.05)
Total Distributions...................................              (.05)
Net Asset Value at End of Period......................            $10.87
Total Return+.........................................              9.21%

RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (in 000's)................             $1,609
Ratio of Expenses to Average Net Assets++.............              0.59%**
Ratio of Net Investment Income to Average Net Assets..              3.93%**
Portfolio Turnover Rate...............................             33.30%

CONSERVATIVE TARGET FUND: CLASS II SHARES

                                                               FOR THE
                                                             PERIOD ENDED
                                                            JULY 31, 1997*

PER SHARE OPERATING PERFORMANCE
Net Asset Value at Beginning of Period................             $10.00
Net Investment Income.................................                .10
Net Realized & Unrealized Gain on Securities..........                .75
Total From Investment Operations......................                .85
Distributions From Net Investment Income..............               (.04)
Total Distributions...................................               (.04)
Net Asset Value at End of Period......................             $10.81
Total Return+.........................................               8.48%

RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (in 000's)................             $3,010
Ratio of Expenses to Average Net Assets++ ............               1.48%**
Ratio of Net Investment Income
 to Average Net Assets................................               3.04%**
Portfolio Turnover Rate...............................              33.30%
Moderate Target Fund: Class I Shares

                                                               FOR THE
                                                             PERIOD ENDED
                                                            JULY 31, 1997*

PER SHARE OPERATING PERFORMANCE
Net Asset Value at Beginning of Period................             $10.00
Net Investment Income.................................                .17
Net Realized & Unrealized Gain on Securities..........               1.13
Total From Investment Operations......................               1.30
Distributions From Net Investment Income..............               (.04)
Total Distributions...................................               (.04)
Net Asset Value at End of Period......................             $11.26
Total Return+.........................................              13.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (in 000's)................              $6,498
Ratio of Expenses to Average Net Assets++.............               0.67%**
Ratio of Net Investment Income
 to Average Net Assets ...............................               2.69%**
Portfolio Turnover Rate ..............................             264.78%

MODERATE TARGET FUND: CLASS II SHARES

                                                               FOR THE
                                                             PERIOD ENDED
                                                            JULY 31, 1997*

PER SHARE OPERATING PERFORMANCE
Net Asset Value at Beginning of Period ...............             $10.00
Net Investment Income ................................                .07
Net Realized & Unrealized Gain on Securities .........               1.11
Total From Investment Operations .....................               1.18
Distributions From Net Investment Income .............               (.02)
Total Distributions ..................................               (.02)
Net Asset Value at End of Period .....................             $11.16
Total Return+ ........................................              11.84%

RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (in 000's) ...............             $4,695
Ratio of Expenses to Average Net Assets++ ............               1.50%**
Ratio of Net Investment Income
 to Average Net Assets ...............................               1.86%**
Portfolio Turnover Rate ..............................             264.78%

GROWTH TARGET FUND: CLASS I SHARES

                                                               FOR THE
                                                             PERIOD ENDED
                                                            JULY 31, 1997*

PER SHARE OPERATING PERFORMANCE
Net Asset Value at Beginning of Period ...............             $10.00
Net Investment Income ................................                .05
Net Realized & Unrealized Gain on Securities .........               1.28
Total From Investment Operations .....................               1.33
Distributions From Net Investment Income .............                  -
Total Distributions ..................................                  -
Net Asset Value at End of Period .....................             $11.33
Total Return+ ........................................              13.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (in 000's) ...............             $9,638
Ratio of Expenses to Average Net Assets++ ............               0.73%**
Ratio of Net Investment Income
 to Average Net Assets ...............................               2.65%**
Portfolio Turnover Rate ..............................              65.52%

GROWTH TARGET FUND: CLASS II SHARES

                                                               FOR THE
                                                             PERIOD ENDED
                                                            JULY 31, 1997*

PER SHARE OPERATING PERFORMANCE
Net Asset Value at Beginning of Period ...............             $10.00
Net Investment Income ................................                .04
Net Realized & Unrealized Gain on Securities .........               1.26
Total From Investment Operations .....................               1.30
Distributions From Net Investment Income .............                  -
Total Distributions ..................................                  -
Net Asset Value at End of Period .....................             $11.30
Total Return+ ........................................              13.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (in 000's) ...............             $4,733
Ratio of Expenses to Average Net Assets++ ............               1.49%**
Ratio of Net Investment Income
 to Average Net Assets ...............................               1.89%**
Portfolio Turnover Rate ..............................              65.52%

*For the period December 31, 1996 (effective date) to July 31, 1997.
**Annualized
+Total return measures the change in value of an investment over the period. It is not annualized. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains at Net Asset Value.
++During the period, Advisers agreed in advance to waive the asset allocation fees and made payments of other expenses incurred by the funds. Had such action not been taken, the ratio of expenses to average net assets during the period would have been as follows:

                                                    RATIO OF EXPENSES
                                                 TO AVERAGE NET ASSETS**

CONSERVATIVE TARGET FUND:

Class I Shares ...........................                3.64%
Class II Shares ..........................                4.53%

MODERATE TARGET FUND:

Class I Shares ...........................                1.26%
Class II Shares ..........................                2.09%

GROWTH TARGET FUND:

Class I Shares ...........................                2.19%
Class II Shares ..........................                2.95%

HOW DOES THE FUND INVEST ITS ASSETS?

The Fund's Investment Objective

The investment objective of each fund is the highest level of long-term total return that is consistent with an acceptable level of risk. Each fund will pursue its investment objective through active asset allocation implemented primarily with investments in a combination of Franklin Templeton Funds. The objective is a fundamental policy of each fund and may not be changed without shareholder approval. Of course, there is no assurance that each fund's objective will be achieved.

The Trust consists of three separate funds. The funds all pursue the same investment objective, but with different levels of risk and return. Each fund is designed to be a long-term investment. The descriptions below compare the three funds' levels of risk and return relative to one another and are not intended to imply any particular absolute level of risk or return for any fund.

Conservative Target Fund is designed for investors seeking the highest level of long-term total return that is consistent with a lower level of risk. This fund may therefore be most appropriate for investors having a shorter time horizon associated with their investments.

Moderate Target Fund is designed for investors seeking the highest level of long-term total return that is consistent with a moderate level of risk. This fund may therefore be most appropriate for investors having an intermediate time horizon associated with their investments.

Growth Target Fund is designed for investors seeking the highest level of long-term total return that is consistent with a higher level of risk. This fund may therefore be most appropriate for investors having a longer time horizon associated with their investments.

Investors may gain the following benefits through participation in the Trust:

      Convenient, efficient access to a broadly diversified portfolio of Franklin Templeton Funds, in a single investment.

      Disciplined asset allocation, implemented and continually reviewed by professional portfolio managers.

      A choice of three funds offering a continuum of risk/return levels, enabling the investor to select that fund (or combination of funds) which most closely matches the investor's risk/return preferences.

Types of Securities in which the Fund May Invest

The funds will invest primarily in open-end investment companies (mutual funds) that are members of the Franklin Templeton Group of Funds (individually, or together, the "Underlying Fund(s)"). The Underlying Funds include funds investing in U.S. and foreign stocks, bonds, and money market instruments. At any point in time, it can be expected that each fund will invest in a different combination of Underlying Funds, reflecting the different levels of risk and return each fund seeks. Advisers will employ various measures in evaluating the risk level of each fund, including volatility (i.e., the variability of returns from one period to the next) and "downside" risk (i.e., the likelihood of the return in a particular period being below a specified level).

The allocation of the assets of each fund will be determined by Advisers. Advisers or other affiliates of Resources serve as the investment manager to the Underlying Funds. In determining the asset allocation of the funds, Advisers will first establish an allocation according to asset classes. Advisers will then implement such allocation through investment in an appropriate combination of Underlying Funds.

The Underlying Funds that will be considered for investment by each fund are listed below, grouped within broad asset classes. The asset class headings below are provided for convenience and are approximate in nature. The investment policies of the Underlying Funds may permit the funds to invest in securities that are in addition to the securities described by a particular asset class heading. For more detailed information on the investment policies of each Underlying Fund, see "How Do the Underlying Funds Invest their Assets?" in this prospectus. The list of Underlying Funds may change from time to time upon the recommendation of Advisers without shareholder approval.

U.S. EQUITY FUNDS
      Franklin Equity Fund
      Growth Series
      Utilities Series
      Franklin Small Cap Growth Fund
      Franklin Value Fund
      Franklin Real Estate Securities Fund
      Mutual Shares Fund
      Mutual Discovery Fund

U.S. FIXED-INCOME FUNDS
      Franklin Short-Intermediate U.S. Government Securities Fund
      Franklin U.S. Government Securities Series
      Franklin Investment Grade Income Fund
      Franklin's AGE High Income Fund

INTERNATIONAL EQUITY FUNDS
      Mutual European Fund
      Templeton Foreign Fund
      Templeton Developing Markets Trust
      Templeton Global Smaller Companies Fund
      Templeton Foreign Smaller Companies Fund
      Templeton Greater European Fund
      Templeton Pacific Growth Fund
      Templeton Latin America Fund

INTERNATIONAL FIXED-INCOME FUNDS
      Franklin Templeton Hard Currency Fund
      Templeton Global Bond Fund
      Franklin Global Government Income Fund
      Franklin Templeton German Government Bond Fund

NATURAL RESOURCES FUNDS
      Franklin Gold Fund
      Franklin Natural Resources Fund

Under normal circumstances, it can generally be anticipated that of the three funds, the Growth Target Fund will hold a higher percentage of its assets in Underlying Funds investing primarily in equity, international, and natural resources securities than will the Moderate Target Fund, which in turn will hold a higher percentage of its assets in such Underlying Funds than will the Conservative Target Fund. Likewise, it can generally be anticipated that of the three funds, the Conservative Target Fund will hold a higher percentage of its assets in Underlying Funds investing primarily in fixed-income securities than will the Moderate Target Fund, which in turn will hold a higher percentage of its assets in such Underlying Funds than will the Growth Target Fund.

The percentage ranges targeted for each fund by broad asset class are set forth below. For purposes of these percentage ranges, Franklin Gold Fund, Franklin Natural Resources Fund, Franklin Real Estate Securities Fund and Utilities Series are considered "sector equity funds." The percentage ranges applicable to each asset class for each fund may be changed from time to time by Advisers without the approval of shareholders.

                                         U.S. AND INTERNATIONAL
                                           FIXED INCOME FUNDS
                           U.S. AND        (INCLUDING DIRECT
                         INTERNATIONAL     INVESTMENTS IN CASH         SECTOR
FUND                     EQUITY FUNDS     AND CASH EQUIVALENTS)     EQUITY FUNDS

Conservative Target.....  20% to 50%           30% to 80%            0% to 20%
Moderate Target.........  30% to 70%           20% to 70%            0% to 30%
Growth Target...........  40% to 90%           10% to 60%            0% to 40%

Consistent with the table above, no more than 25% of a fund's assets will be invested in any one Underlying Fund, except a fund may invest up to 50% of its total assets in Franklin Short-Intermediate U.S. Government Securities Fund and Franklin U.S. Government Securities Series.

Purchases of Shares of the Underlying Funds. The funds will invest only in Class Z shares of Mutual Shares Fund, Mutual Discovery Fund and Mutual European Fund and Advisor Class shares of the other Underlying Funds. Accordingly, the funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the Underlying Funds. The funds, however, will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Funds that are applicable to holders of Class Z and Advisor Class shares. The investment returns of each fund, therefore, will be net of the expenses of the Underlying Funds in which it is invested.

Direct Investment in Securities and Other Investment Strategies. Each fund may invest a certain portion of its assets directly in the types of securities in which the Underlying Funds invest. No fund intends to invest more than 5% of its assets directly in such securities, except for securities either issued or backed by the full faith and credit of the U.S. government and repurchase agreements. Securities issued by the U.S. government include, but are not limited to, U.S. Treasury bills, notes, and bonds, and securities backed by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. For a description of these securities, please see "U.S. Government Securities Series of Franklin Custodian Funds, Inc." under "How Do the Underlying Funds Invest their Assets?" and "What are some of the Other Investment Policies and Strategies of, and Risks of an Investment in, the Underlying Funds?" in the Appendix to this prospectus.

In addition, each fund may engage directly in the types of investment strategies in which each Underlying Fund may engage. Each fund may use such investment strategies to hedge investment positions, including investments directly in securities and investments in the Underlying Funds, to protect the fund against a decline in an Underlying Fund's value. No fund intends to commit more than 5% of its assets to these investment strategies. For a discussion of these investment strategies, see "What are the Fund's Potential Risks?"; "Other Investment Policies of the Underlying Funds"; "What are the Underlying Funds' Potential Risks?" and, in the Appendix, "What are some of the Other Investment Policies and Strategies of, and Risks of an Investment in, the Underlying Funds?".

Each fund is also authorized to invest up to 100% of its assets temporarily in the same types of securities in which the Underlying Funds may invest temporarily and under the same circumstances as the Underlying Funds. See "Temporary Investments" in the Appendix.

See "What are the Fund's Potential Risks?," "How do the Underlying Funds Invest their Assets?," "What are the Underlying Funds' Potential Risks?," the Appendix, and the SAI.

Other Investment Policies of the Funds

Illiquid Investments. Each fund's policy is not to invest more than 15% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

Portfolio Turnover. Each fund anticipates its annual portfolio turnover rate generally will not exceed 100%, but this expected rate is not a limiting factor in the operation of each fund's portfolio. A fund may purchase or sell its securities to: (a) accommodate purchases and sales of its shares; (b) change the percentage of its assets invested in each of the Underlying Funds in response to market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds. High turnover rates with respect to the Underlying Funds may result in higher expenses being incurred by those funds.

Other Policies and Restrictions. Each fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the funds' investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

Each of the fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the fund makes an investment. A fund is generally not required to sell a security because of a change in circumstances.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock and bond markets as a whole. The value of an investment in the Growth Target Fund will tend to fluctuate more than an investment in the Moderate Target Fund, which in turn will fluctuate more than an investment in Conservative Target Fund.

Investing in the Underlying Funds. More than 25% of the value of a fund's assets is invested in a combination of the Underlying Funds. As a result, each fund's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Advisers. There can be no assurance that the investment objective of any fund or Underlying Fund will be achieved.

Investment Strategies of the Underlying Funds. The Underlying Funds may engage in a variety of investment strategies which involve certain risks. As a result, the funds may be subject to some of the risks resulting from these strategies. Certain of the Underlying Funds may invest all or a portion of their assets in foreign securities; invest all or a portion of their assets in high yielding, high risk debt securities (commonly referred to as "junk bonds"); enter into foreign currency transactions; engage in options transactions; engage in futures contracts and options on future contracts; purchase zero coupon bonds and pay-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; loan portfolio securities and engage in various other investment strategies. To the extent the funds directly purchase these types of securities or engage in these investment strategies, they will be subject to the same risks as the Underlying Funds. Further information on these investment strategies can be found under "How Do the Underlying Funds Invest their Assets?", "What are the Underlying Funds' Potential Risks?", and in the Appendix, and in the SAI.

Non-Diversified Funds. Each fund is considered a non-diversified investment company under the federal securities regulations which govern mutual funds because it invests in the securities of a limited number of mutual funds. As a result, each fund may be subject to greater risk with respect to its individual portfolio than a fund that is more broadly diversified among a number of issuers. However, the Underlying Funds themselves are diversified investment companies with the exception of Franklin Value Fund, Franklin Natural Resources Fund, Franklin Real Estate Securities Fund, Franklin Templeton Hard Currency Fund, Templeton Global Bond Fund, Franklin Templeton German Government Bond Fund and Franklin Global Government Income Fund.

Concentration. Seven of the Underlying Funds, Utilities Series, Franklin Value Fund, Franklin Natural Resources Fund, Franklin Real Estate Securities Fund, Franklin Gold Fund, Franklin Templeton Hard Currency Fund and Templeton Global Bond Fund, may concentrate their investments in a particular industry or sector; Franklin Templeton German Government Bond Fund will concentrate its assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities or political subdivisions; and Franklin Global Government Income Fund may invest more than 25% of its assets in the securities of foreign governments. See "How Do the Underlying Funds Invest their Assets?" Each fund does not intend to invest more than 25% of its assets in any one of these Underlying Funds. In addition, the funds do not intend to concentrate in any particular industry, sector or foreign government security.

HOW DO THE UNDERLYING FUNDS INVEST THEIR ASSETS?

The following is a summary of the investment objectives and strategies of the Underlying Funds and the types of securities in which they may invest. The investment objectives of the Underlying Funds are fundamental policies and there is no assurance that they will achieve their respective investment objectives. Additional investment strategies with respect to the Underlying Funds are described in "What are the Underlying Funds' Potential Risks?," the Appendix, the SAI, and the prospectus of each Underlying Fund. For a free copy of a prospectus of any of the Underlying Funds, call 1-800/DIAL BEN.

Equity Funds

As described below, the following Underlying Funds are funds that invest primarily in equity securities.

U.S. Equity Funds

Franklin Equity Fund ("Equity"). The principal investment objective of Equity is capital appreciation. The secondary objective of the fund is to provide current income return through the receipt of dividends or interest from its investments. Equity will normally invest at least 65% of its assets in common and preferred stocks and securities convertible into common stocks. Equity generally invests in securities of companies which, in its investment manager's opinion, are undervalued but have strong future earnings growth prospects. The securities which Equity may purchase are issued by U.S. or foreign companies. In addition, Equity may invest in relatively new or unseasoned companies, which include companies in new and emerging industries where the opportunity for rapid growth is expected to be above-average. Investments in securities of issuers which have less than three years' continuous operation will be limited to 5% of Equity's total assets.

In seeking current income, Equity may also purchase a variety of preferred and debt securities, including bonds, debentures, notes, and commercial paper of corporate issuers. Equity's investment in preferred, convertible, and debt securities may be rated investment grade (i.e., rated in one of the top four categories by S&P or Moody's) or below investment grade. Securities are given "ratings" by independent organizations which grade the issuer based upon its financial soundness. Equity will not invest more than 5% of its net assets in securities rated below investment grade. If Equity purchases a preferred, convertible, or debt security that is unrated, the investment manager will determine its quality and categorize it with similar quality securities that have been rated. A list of these ratings is shown in the Appendix.

Equity will ordinarily purchase foreign securities which are traded in the U.S., although it may buy foreign securities directly in foreign markets. Equity may also purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). GDRs and EDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation ADRs are certificates issued by U.S. banks representing the right to receive the securities of a foreign issuer deposited with the bank or a correspondent bank. Equity may also purchase the securities of issuers in developing nations, but has no present intention of doing so.

Growth Series of Franklin Custodian Funds, Inc. ("Growth"). The principal investment objective of Growth is capital appreciation. The secondary objective of Growth is current income. Growth primarily invests in common stocks or convertible securities believed to offer favorable possibilities of capital appreciation. The fund may invest in shares of capital stock traded on any national securities exchange, or issued by a corporation, association or similar entity having gross assets valued at not less than $1,000,000 as shown on its latest published annual report, or in bonds or preferred stock convertible into shares of capital stock listed for trading on a national securities exchange. There are no restrictions on investment of Growth's assets in foreign securities. The fund may purchase ADRs, and does not presently intend to invest more than 25% of its net assets in foreign securities not publicly traded in the U.S.

Utilities Series of Franklin Custodian Funds, Inc. ("Utilities"). The investment objectives of Utilities are both capital appreciation and current income. The assets of Utilities may be held in cash or cash equivalents, or invested in securities of an issuer engaged in the public utilities industry. The term "Public Utilities Industry" includes the manufacture, production, generation, transmission, and sale of gas, water, and electricity. The term also includes issuers engaged in the communications field including entities such as telephone, cellular, telegraph, satellite, microwave, and other companies providing communication facilities for the public's benefit. At least 65% of the investments made by Utilities will be in the securities of an issuer engaged in the Public Utilities Industry. Under normal circumstances, however, the fund expects to have substantially all of its assets invested in such securities and will be concentrated in the Public Utilities Industry. To achieve its investment objective, Utilities invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of the investment manager, such securities appear to offer attractive opportunities for capital appreciation. There are no restrictions on investment of the fund's assets in foreign securities. Utilities may purchase ADRs, and does not presently intend to invest more than 10% of its net assets in foreign securities not publicly traded in the U.S.

Utilities may also invest in preferred stocks and bonds issued by issuers engaged in the Public Utilities Industry. When purchasing bonds, Utilities may invest in securities regardless of their rating (including securities in the lowest rating categories) depending upon prevailing market and economic conditions or in securities which are not rated. Most of the fund's investments, however, are rated at least Baa by Moody's or BBB by S&P. With respect to unrated securities, it is also the fund's intent to purchase securities which, in the view of its investment manager, would be comparable in quality to the fund's rated securities. Utilities will neither purchase issues that are in default nor invest in securities which are felt by the investment manager to involve excessive risk.

Franklin Small Cap Growth Fund of Franklin Strategic Series ("Small Cap"). Small Cap's investment objective is long-term capital growth. Small Cap seeks to achieve its objective by investing primarily in equity securities of small capitalization growth companies. In general, companies in which Small Cap will invest have a market capitalization of less than $1 billion at the time of Small Cap's investment. The fund attempts to keep at least a third of its assets invested in companies with market capitalization of $550 million or less. Market capitalization is defined as the total market value of a company's outstanding stock. Under normal market conditions, Small Cap will invest at least 65% of its total assets in equity securities of small capitalization growth companies. Selection of small company equity securities for Small Cap will be based on characteristics such as the financial strength of the company, the expertise of management, the growth potential of the company within its industry, and the growth potential of the industry itself. The fund may not invest more than 10% of its net assets in securities of issuers with less than three years of continuous operations.

Equity securities will consist of common stock, preferred stock, warrants for the purchase of common stock (up to 5% of the fund's total assets), and debt securities convertible into or exchangeable for common or preferred stock. Although Small Cap's assets will be invested primarily in equity securities of small companies, the fund may invest up to 35% of its total assets in equity securities of larger capitalization companies which the investment manager believes have strong growth potential, in relatively well-known, larger companies in mature industries which the investment manager believes have the potential for capital appreciation. Small Cap may invest up to 25% of its total assets in foreign securities, including those of developing markets, and sponsored or unsponsored ADRs.

Small Cap may also invest up to 35% of its assets in corporate debt securities consisting of bonds, notes, and debentures. The fund may seek capital appreciation by investing in debt securities which its investment manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. Small Cap will invest in debt securities rated B or above by Moody's or S&P, or in securities which are unrated if, in the investment manager's opinion, such securities are comparable to securities rated B or above by Moody's or S&P. The fund will not invest more than 5% of its assets in debt securities rated lower than BBB or Baa.

Franklin Value Fund of Franklin Value Investors Trust ("Value"). Value is a non-diversified mutual fund with an investment objective of long-term total return. The fund seeks to achieve this objective by investing at least 65% of its assets in the securities of companies that its investment manager believes are undervalued. The securities in which Value may invest include common and preferred stocks, warrants, secured and unsecured bonds, and notes. While Value currently intends to invest primarily in domestic securities, it may also invest in foreign securities. Income is a secondary consideration of the fund, although it is not part of Value's investment objective.

Value invests at least 65% of its assets in companies of various sizes, including investments in small capitalization companies, that its investment manager believes are selling substantially below the underlying value of their assets or their private market value. Private market value is what a sophisticated investor would pay for the entire company. The investment manager may take into account a variety of factors in order to determine whether to purchase or hold securities including: low price to earnings ratio relative to market, industry group or earnings growth; low price relative to book value or cash flow; valuable franchises, patents, trademarks, trade names, distribution channels, or market share for particular products or services, tax loss carry-forwards, or other intangibles that may not be reflected in stock prices; ownership of understated or underutilized tangible assets such as land, timber, or mineral; underutilized cash or investment assets; and unusually high current income. These criteria and others, alone and in combination, may identify companies that are attractive to financial or strategic acquirers (i.e., takeover candidates). Purchases may include companies in cyclical businesses, turnarounds, and companies emerging from bankruptcy. Purchase decisions may also be influenced by company and its insiders' stock buy-backs. Value may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services.

Value may invest in convertible securities, which are, in general, debt obligations or preferred stocks that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. Value may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), and in synthetic convertible securities.

With respect to foreign securities, Value may buy sponsored or unsponsored ADRs, GDRs and EDRs. The fund may also purchase the securities of foreign issuers directly in foreign markets, and may purchase the securities of issuers in developing nations.

Value may invest in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate index, or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events.

Value may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs"), which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, and other categories of receivables. These securities are generally issued by trusts and special purpose corporations.

The fund may invest up to 25% of its net assets at the time of purchase in lower rated, fixed-income and convertible securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities of comparable quality, which its investment manager believes possess intrinsic values in excess of the current market prices of such securities. Lower rated securities in which Value may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears. The fund may invest in zero coupon or deferred interest securities and pay-in-kind bonds. The fund may also acquire loan participations. For a description of the risks associated with investing in high-yielding fixed income securities, including defaulted securities, see "What are the Underlying Funds' Potential Risks?"

Some of the securities Value purchases are considered "restricted securities." Restricted securities are securities with legal or contractual restrictions on resale, including securities that are not registered under the 1933 Act. Securities not registered under the 1933 Act may not be sold without first being registered, unless there is an available exemption under the Act.

Franklin Real Estate Securities Fund of Franklin Real Estate Securities Trust ("Real Estate"). The investment objective of Real Estate is to maximize total return. In connection with this objective, Real Estate will invest primarily in the equity securities of companies operating in the real estate industry. Under normal circumstances, at least 65% of the fund's total assets will be invested in real estate securities, primarily equity real estate investment trusts ("REITs"). Real Estate may also invest in equity securities issued by home builders and developers and in debt and convertible securities issued by REITs, home builders, and developers.

"Real estate securities" include equity, convertible, and debt securities of companies having the following characteristics and will be subject to the following limitations:

1. Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

2. Companies, such as home builders and developers, having at least 50% of their assets related to, or deriving at least 50% of their revenues from, the ownership, construction, management, or sale of residential, commercial, or industrial real estate.

Real Estate will invest primarily in equity real estate securities of companies listed on a securities exchange or over-the-counter markets. The fund will invest more than 25% of its total assets in the real estate industry as described above.

In addition to the fund's investments in real estate securities, the fund may also invest up to 35% of its assets in debt or equity securities of issuers engaged in businesses closely related to the real estate industry and publicly traded on an exchange or in the over-the-counter market, including companies whose products and services are closely related to the real estate industry, such as manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but who have significant real estate holdings (at least 50% of their respective assets) believed to be undervalued relative to the price of those companies' securities.

Real Estate may invest in convertible and debt securities. The fund will not acquire such securities rated lower than B by Moody's or S&P or that are not rated but are determined to be of comparable quality by its investment manager. In addition, the fund does not intend to invest more than 10% of its net assets in high risk, high yield convertible and debt securities. For a description of the risks associated with investing in high-yielding fixed income securities, see "What are the Underlying Funds' Potential Risks?"

Real Estate may invest in foreign securities not publicly traded in the U.S. It is the fund's current intention to limit such investments to less than 5% of the fund's net assets.

Mutual Shares Fund of Franklin Mutual Series Fund Inc. ("Mutual Shares"). The principal objective of Mutual Shares is capital appreciation, which may occasionally be short term. The secondary objective of the fund is income. Mutual Shares pursues its objectives primarily through investments in common stock and preferred stock as well as debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities). There are no preset limits as to the percentage of the fund's portfolio which may be invested in equity securities, debt securities (including junk bonds), or cash equivalents.

Although Mutual Shares may invest in securities from any size issuer, it will tend to invest in securities of issuers with market capitalizations in excess of $1 billion. The fund may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market system, or in the over-the-counter market. The fund may invest in any industry sector but will not be concentrated in any one industry. Debt securities in which Mutual Shares invests (such as corporate and U.S. government bonds, debentures, and notes) may or may not be rated by rating agencies such as Moody's or S&P, and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Mutual Shares has historically invested in debt instruments issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring.

Mutual Shares also seeks to invest in the securities of domestic and foreign companies involved in mergers, consolidations, liquidations, and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. Although there are no restrictions limiting the extent to which the fund may invest in such transactions, the fund presently anticipates investing no more than 50% of its portfolio in such investments. Mutual Shares from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation, or the Pension Benefit Guaranty Corporation or may include supranational organizations such as World Bank.

Mutual Shares may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some corporate debt securities, including indebtedness of debtor companies in reorganization or financial restructuring, purchased by the fund may have very long maturities. The length of time remaining until maturity is one factor its investment manager considers in purchasing a particular indebtedness. Indebtedness which represents indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. Mutual Shares purchases loans from national and state chartered banks as well as foreign ones. The fund normally invests in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired.

Mutual Shares may invest in securities representing interests in an underlying pool of real estate mortgages ("mortgage-backed securities"). The mortgage-backed securities which the fund may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities is dependent upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are, in turn, backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Among Mutual Shares' equity investments may be investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

Mutual Shares may also invest in distressed mortgage obligations and other debt secured by real property and may sell short securities it does not own up to 5% of its assets. Further, the fund may purchase securities denominated in any currency and generally expects currency risks will be hedged to the extent that hedging is available.

Mutual Shares may invest in securities of non-U.S. issuers and in sponsored or unsponsored depositary receipts or other securities representing interests in securities of foreign issuers.

Mutual Shares generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when its investment manager perceives that the fund may benefit, the fund may seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such activities.

Mutual Discovery Fund of Franklin Mutual Series Fund Inc. ("Discovery"). The principal objective of Discovery is long-term capital appreciation. Discovery investment policies and strategies are virtually identical to those of Mutual Shares, except that Discovery expects to invest to a greater degree in smaller capitalized companies. Such companies are often not well known, may often trade at a discount and may not be followed by institutions. Further, Discovery expects that up to approximately 50% of its assets may be invested in foreign securities. See "Mutual Shares Fund of Franklin Mutual Series Fund Inc." above for the other investment strategies of this fund.

Fixed Income Funds

As described below, the following Underlying Funds are funds that invest primarily in fixed income securities.

U.S. Fixed Income Funds

Franklin Short-Intermediate U.S. Government Securities Fund of Franklin Investors Securities Trust ("Short-Intermediate"). The investment objective of Short-Intermediate is to provide investors with as high a level of current income as is consistent with prudent investment practices and preservation of shareholders' capital. The fund intends to invest up to 100% of its net assets in U.S. government securities. As a fundamental policy, Short-Intermediate must invest at least 65% of its net assets in U.S. government securities. It is the investment policy of the fund (which may be changed upon notice to shareholders) to maintain the average dollar weighted maturity of its portfolio in a range of two to five years. Within this range, the fund intends to emphasize an average weighted maturity of 31/2 years or less.

Short-Intermediate may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the U.S., Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration. Since inception, the assets of the fund have been invested solely in direct obligations of the U.S. Treasury and in repurchase agreements collateralized by U.S. Treasury obligations. The level of income achieved by Short-Intermediate may not be as high as that of other funds which invest in lower quality, longer-term securities. The fund may invest in zero coupon bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities and in inflation-indexed securities issued by the U.S. Treasury.

U.S. Government Securities Series of Franklin Custodian Funds, Inc. ("Government Securities"). The investment objective of Government Securities is income through investment in a portfolio limited to securities which are obligations of the U.S. government or its instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, U.S. Treasury certificates of indebtedness, and securities issued by instrumentalities of the U.S. government. Other than investments in short-term U.S. Treasury securities or assets held in cash pending investment, the assets of the fund are currently invested solely in obligations ("GNMAs") of the Government National Mortgage Association ("Association"). GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. Government Securities will purchase GNMAs for which principal and interest are guaranteed. The fund also purchases "adjustable rate" GNMAs and other types of securities which may be issued with the Association's guarantee.

THE ASSOCIATION'S GUARANTEE OF PAYMENT OF PRINCIPAL AND INTEREST ON GNMAS IS BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. THE ASSOCIATION MAY BORROW U.S. TREASURY FUNDS TO THE EXTENT NEEDED TO MAKE PAYMENTS UNDER ITS GUARANTEE. OF COURSE, THIS GUARANTEE DOES NOT EXTEND TO THE MARKET VALUE OR YIELD OF THE GNMAS OR THE NET ASSET VALUE OR PERFORMANCE OF THE FUND, WHICH WILL FLUCTUATE DAILY WITH MARKET CONDITIONS.

Payments to holders of GNMAs, such as the fund, consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by Government Securities in securities which may bear interest at a rate higher or lower than the obligations from which the principal payment was received. When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

Franklin Investment Grade Income Fund of Franklin Managed Trust ("Investment Grade"). The objective of Investment Grade is to seek a maximum level of income consistent with prudent exposure to risk. The fund seeks to achieve its objective by investing in a diversified portfolio of debt securities, most of which will be intermediate-term investment grade issues and dividend-paying common and preferred stocks. At times, particularly during periods when the yield curve is positive, the fund will endeavor to provide a higher yield than that available from a money market mutual fund, while attempting to avoid the potential risks to principal often associated with both non-investment grade securities and longer-term instruments.

Investment Grade may invest in corporate debt obligations such as bonds, notes, and debentures; obligations convertible into common stocks; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations denominated in either U.S. dollars or foreign currencies issued by foreign corporations and governments (including Canadian provinces and their instrumentalities), and supranational entities; commercial paper; and currency deposits or equivalents.

Under normal market conditions, at least 75% of the fund's portfolio will be invested in debt securities that are rated in one of the four highest rating categories or in unrated securities that are of comparable quality as determined by its investment manager. Although Investment Grade may invest up to 25% of its portfolio in securities that are not in the four highest rating categories or determined to be of comparable quality, the fund will not invest in any debt securities rated lower than B by Moody's or S&P or in any equity securities of an issuer if a majority of the issuer's debt securities are rated lower than B by Moody's or S&P. Similarly, the fund will not invest in any unrated debt securities that the fund considers to be of lower comparable quality than securities rated B by Moody's or S&P. Investment Grade does not intend to invest more than 5% of its net assets in debt securities rated below Baa by Moody's or BBB by S&P.

While the opinion of rating services is considered in selecting rated securities for Investment Grade's portfolio, the investment manager relies primarily on its own credit analysis, which includes a study of the existing debt issuer's capital structure, ability to service debt and to pay dividends, and the current trend of earnings for any company under consideration for investment by the fund.

Under normal economic conditions, Investment Grade will invest at least 65% of its assets in intermediate-term obligations. Intermediate-term obligations in which the fund invests typically will have effective remaining maturities of between two and ten years at the time of purchase. The remaining 35% may be invested, to the extent available and permissible, in obligations with maturities that are shorter than two years or longer than ten years at the time of purchase.

Investment Grade may invest in collateralized obligations, which generally are bonds issued by single purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions, such as Collateralized Automobile Receivables ("CARs") and CMOs. CARs are generally automobile loan pass-through certificates issued by such institutions. All such collateralized obligations will either be issued or guaranteed by a U.S. government agency or instrumentality rated AAA by a nationally recognized statistical rating agency. For a discussion of the risks involved in buying these types of collateralized obligations, please see "What are some of the Other Investment Policies and Strategies of, and Risks of an Investment in, the Underlying Funds?" in the Appendix.

Using the criteria described above, Investment Grade may invest any portion of its assets in debt securities issued by foreign corporations and governments and their instrumentalities, and supranational entities. The fund may invest in securities issued in any currency and may hold foreign currency to the extent consistent with its objective and policies. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units.

Franklin's AGE High Income Fund of Franklin High Income Trust ("AGE"). AGE's principal investment objective is to earn a high level of current income. As a secondary objective, the fund seeks capital appreciation to the extent it is possible and consistent with the fund's principal objective. AGE will generally invest its assets in high yield, high risk, lower rated, fixed-income debt securities and dividend-paying common or preferred stocks. Yield and expected return are the primary criteria used by the fund in selecting portfolio securities. AGE may invest in both fixed-income debt securities and instruments (sometimes referred to as "corporate bonds") and dividend-paying common or preferred stocks, and will seek to invest in whatever type of security is offering the highest yield and expected total return without excessive risk at the time of purchase. The fund may invest in both domestic and foreign securities and instruments. AGE is also authorized to acquire loan participation and other related direct or indirect bank debt obligations. It is the present policy of the fund not to invest more than 5% of its total assets in companies which have a record of less than three years' continuous operations; this policy may be changed without the approval of shareholders.

When buying fixed-income debt securities, AGE may invest in investment grade or lower grade securities depending upon prevailing market and economic conditions. The fund may invest up to 100% of its portfolio in non-investment grade bonds, which entail default and other risks greater than those associated with higher rated securities. The fund will not invest in securities which are felt by its investment manager to involve excessive risk. AGE may purchase zero coupon or deferred interest securities and pay-in-kind bonds. Since a substantial portion of the fund's portfolio at any particular time may consist of debt securities, changes in the level of interest rates, among other things, will likely affect the value of the fund's holdings and thus the value of its investment.

Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities under consideration for AGE's portfolio may also include, among other things, consideration of relative values, based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and public recognition of the change. It is the fund's intent, however, not to purchase securities rated below CCC by S&P or Caa by Moody's. With respect to unrated securities, it is the fund's intent not to purchase securities which, in the view of its investment manager, would be comparable to securities rated below B by Moody's or S&P. If a rating agency changes the rating on an issue held in AGE's portfolio or the security goes into default, AGE will consider that event in its evaluation of the overall investment merits of that security but will not automatically sell the security. For a description of these ratings, see the Appendix.

AGE may purchase defaulted debt securities if, in the opinion of its investment manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near term. The fund will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities; this policy may be changed without shareholder approval.

For a description of the risks associated with investing in high yielding, fixed income securities, including defaulted securities, see "What are the Underlying Funds' Potential Risks?"

AGE may purchase foreign securities which are traded in the U.S. or purchase ADRs. The fund may also purchase the securities of foreign issuers directly in foreign markets and may purchase securities of U.S. issuers which are denominated in foreign currency. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. The fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

International Funds

As described below, the following Underlying Funds are funds that primarily invest in equity and debt securities of non-U.S. companies and governments.

International Equity Funds

Mutual European Fund of Franklin Mutual Series Fund Inc. ("European"). The principal investment goal of European is capital appreciation, which may occasionally be short term. The secondary goal is income. European's investment policies and strategies are virtually identical to those of Mutual Shares, except that European will normally invest at least 65% of its total assets in the securities of issuers (i) organized under the laws of, (ii) whose principal business operations are located in, or (iii) at least 50% of whose revenue is earned from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its total assets in securities of U.S. issuers as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world.

It is currently anticipated that European will invest primarily in securities of issuers in Western Europe and Scandinavia. European will normally invest in securities from at least five different countries although, from time to time, it may invest all of its assets in a single country. Under normal circumstances, European, at the close of each taxable year, will have at least 50% of its assets invested in securities of foreign issuers.

See "Mutual Shares Fund of Franklin Mutual Series Fund Inc." above for additional information about the investment strategies of this fund.

Templeton Foreign Fund of Templeton Funds, Inc. ("Templeton Foreign"). The investment objective of Templeton Foreign is long-term capital growth, which it seeks to achieve through a flexible policy of investing in stocks and debt obligations of companies and governments outside the U.S. Any income realized will be incidental.

Although the fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments), rated or unrated, such as convertible bonds and bonds selling at a discount. The fund may, for temporary defensive purposes, invest without limitation in U.S. government securities, bank time deposits in the currency of any major nation and commercial paper, and purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

Templeton Foreign may purchase sponsored or unsponsored ADRs, EDRs, and GDRs. The fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. Although the fund may invest up to 25% of its assets in a single industry, it has no present intention of doing so. Templeton Foreign may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) nor more than 10% of its assets in securities with a limited trading market.

The fund is authorized to invest in medium quality or high-risk, lower quality debt securities (which may include structured investments) that are rated between BBB and CCC by S&P and between Baa and Caa by Moody's or, if unrated, are of equivalent investment quality as determined by its investment manager. As an initial policy, which may be changed by the fund's Board of Directors without shareholder approval, the fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. Templeton Foreign may, from time to time, purchase defaulted debt securities if, in the opinion of its investment manager, the issuer may resume interest payments in the near future. The fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid.

Templeton Developing Markets Trust ("Developing Markets"). The investment objective of Developing Markets is long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing economic markets. It is currently expected that under normal conditions, at least 65% of the fund's total assets will be invested in developing market equity securities.

Developing Markets considers developing markets to be countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not in this category include Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the U.S., Sweden, Finland, Norway, Japan, Iceland, Luxembourg, and Switzerland. In addition, developing market equity securities means (i) equity securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in developing market countries or sales made in developing market countries or (iii) equity securities of companies organized under the laws of, and with a principal office in, a developing market country. "Equity securities" refers to common stock, preferred stock, warrants, or rights to subscribe to or purchase such securities and sponsored or unsponsored ADRs, EDRs, and GDRs. The fund will at all times, except during defensive periods, maintain investments in at least three countries having developing markets.

For capital appreciation, Developing Markets may invest up to 35% of its total assets in debt securities (defined as bonds, notes, debentures, commercial paper, CDs, time deposits, and bankers' acceptances and which may include structured investments) which are rated at least C by Moody's or C by S&P, or unrated debt securities deemed to be of comparable quality. As an operating policy, which may be changed by the fund's Board of Trustees, the fund will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. For a description of the risks associated with investing in high yielding, fixed income securities, including defaulted securities, see "What are the Underlying Funds' Potential Risks?"

Templeton Global Smaller Companies Fund, Inc. ("Smaller Companies"). The investment objective of Smaller Companies is long-term capital growth, primarily through investment in common stocks and all types of common stock equivalents, including rights, warrants, and preferred stock, of companies of various nations throughout the world. The fund seeks to achieve its objective by investing primarily in securities of smaller companies globally. Under normal circumstances, Smaller Companies will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.).

Consistent with its investment objective, the fund expects to invest 75% of its portfolio in issuers whose individual market capitalizations would place them (at the time of purchase) in the same size range as companies in approximately the lowest 20% by total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or traded in the NASDAQ system. Based on recent U.S. share prices, these companies typically have individual market capitalizations of between approximately $50 million and $1 billion. Because the fund is permitted to apply the U.S. size standard on a global basis, it may invest in issuers that might rank above the lowest 20% by total market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization. The fund's Board of Directors has adopted an operating policy under which Smaller Companies will not purchase securities of companies with individual market capitalizations of greater than $1 billion.

Smaller Companies may purchase sponsored or unsponsored ADRs, EDRs, and GDRs. The fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. Although the fund may invest up to 25% of its assets in a single industry, there is no present intention of doing so. The fund may invest up to 5% of its total assets in warrants and invest up to 10% of its total assets in restricted securities, securities with a limited trading market, and securities which are not otherwise readily marketable.

Smaller Companies is authorized to invest in medium quality or high risk, lower quality debt securities (which may include structured investments). As an operating policy which may be changed by the Board of Directors without shareholder approval, the fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, of equivalent investment quality as determined by its investment manager. The fund may, from time to time, purchase defaulted debt securities if, in the opinion of the investment manager, the issuer may resume interest payments in the near future. The fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid. For a description of the risks associated with investing in high yielding, fixed income securities, including defaulted securities, see "What are the Underlying Funds' Potential Risks?"

Templeton Foreign Smaller Companies Fund of Franklin Templeton International Trust ("Foreign Smaller"). The principal investment objective of Foreign Smaller is to seek to provide long-term growth of capital. Under normal market conditions, Foreign Smaller invests at least 65% of its total assets in a diverse international portfolio of equity securities that trade on markets in countries other than the U.S. and which are issued by companies
(i) domiciled in countries other than the U.S., or (ii) that derive at least 50% of their revenues or pre-tax income from activities outside of the U.S. Thus it is possible, although not anticipated, that up to 35% of the fund's assets could be invested in U.S. companies.

In selecting portfolio securities, Foreign Smaller attempts to take advantage of the difference between economic trends and the anticipated performance of securities and securities markets in various countries. Foreign Smaller may invest in the securities of issuers in, but not limited to, the following countries: Argentina, Australia, Austria, Belgium, Bermuda, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Italy, Japan, South Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Portugal, Russia, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, and the United Kingdom. It is currently expected that under normal conditions, at least 65% of the fund's total assets will be invested in securities of foreign issuers in at least three of the countries listed herein.

Under normal market conditions, Foreign Smaller's assets are substantially invested in equity securities consisting of common and preferred stock, bonds or preferred stock convertible into common stock, warrants and securities representing certain underlying international securities such as ADRs and EDRs.

The fund invests predominantly in smaller capitalization foreign equity securities, i.e., securities with a market capitalization of $1 billion or less at the time of purchase of issuers located in, or deriving a significant portion of their revenues from, or for which the principal securities trading market is in any foreign country, including developing market countries ("foreign smaller capitalization equity securities"). Under normal market conditions, Foreign Smaller will have at least 65% of its portfolio in foreign smaller capitalization equity securities.

Smaller capitalization issuers include relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. There are greater risks associated with a fund that invests a substantial portion of its net assets in smaller capitalization equity securities. For a description of these risks, see "New or Unseasoned Companies" and "Small Capitalization Stocks" in the Appendix.

Up to 35% of Foreign Smaller's assets may be invested in bonds, fixed-income debt securities and synthetic securities rated Baa or better by Moody's or BBB or better by S&P, or that are not rated but determined by its investment manager to be of comparable quality. The fund may invest up to 5% of its portfolio in non-investment grade bonds issued by both U.S. and foreign issuers, which entail default and other risks greater than those associated with higher rated securities. In the event the rating on an issue held in the fund's portfolio is lowered by a rating service, the change will be considered by the fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security. For a description of these ratings, see the Appendix.

The fund may seek capital appreciation by investing in these debt securities. Appreciation in the value of these investments may result from changes in relative foreign currency exchange rates, interest rates or improvement in the creditworthiness of an issuer. The receipt of income from these debt securities is incidental to the fund's investment objective of growth of capital. These debt obligations consist of U.S. and foreign government securities and corporate debt securities, including Samurai and Yankee bonds, Eurobonds and depositary receipts.

The fund may invest up to 10% of its net assets in warrants, including warrants that are not listed on an exchange. The fund may also invest up to 35% of its assets in synthetic convertible securities. Synthetic convertible securities are not considered equity securities for purposes of the fund's 65% investment policy. For a description of synthetic convertible securities, please see "Convertible Securities, including Enhanced and Synthetic Convertible Securities" in the Appendix.

Although Foreign Smaller will not invest more than 25% of its assets in any one industry or the securities issued by any foreign government, the fund may invest more than 25% of its assets in the securities of issuers in one or more countries. Consistent with this policy, the fund may invest up to 30% of its assets in securities issued by Hong Kong companies.

Some of the countries in which the fund invests may not permit direct investment. Investments in these countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve duplicative or layered fees or expenses and may, as well, be subject to limitations under the 1940 Act.

The fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest a portion of its assets in high quality money-market instruments. Any decision to substantially withdraw from the equity market is reviewed by the fund's Board of Trustees. Money market instruments in which the fund may invest include, but are not limited to, the following instruments of U.S. or foreign issuers: government securities; commercial paper; bank CDs; bankers' acceptances; and repurchase agreements secured by any of the foregoing. All such securities will be rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's or, if unrated, determined by the investment manager to be of comparable quality.

Templeton Greater European Fund of Templeton Global Investment Trust ("Greater European"). The investment objective of Greater European is long-term capital appreciation. The fund seeks to achieve its objective by investing primarily in equity securities of Greater European Companies. The term "Greater European Company" means a company (i) that is organized under the laws of, or with a principal office and domicile in, a country in Greater Europe, (ii) for which the principal equity securities trading market is in Greater Europe, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Greater Europe or that has at least 50% of its assets situated in Greater Europe. The term "Greater Europe" means Western, Central and Eastern Europe (including Ukraine, Belarus, Latvia, Lithuania and Estonia) and Russia. Greater European may invest without limit in emerging or developing market countries. As a non-fundamental policy, Greater European will limit investments in Russian securities to 5% of its total assets. Under normal market conditions, the fund will invest at least 75% of its total assets in the equity securities of Greater European Companies. The balance of the fund's assets will be invested in (i) debt securities issued by Greater European Companies or issued or guaranteed by Greater European government entities, (ii) equity securities and debt obligations of issuers outside Greater Europe, and (iii) short-term and medium-term debt securities.

Equity securities in which Greater European may invest are common stock, preferred stock, securities convertible into or exchangeable for such securities, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored ADRs, EDRs, and GDRs. For capital appreciation, the fund may invest up to 25% of its total assets in debt securities (defined as bonds, notes, debentures, commercial paper, time deposits, and bankers' acceptances, and which may include structured investments) which are rated in any rating category by Moody's or S&P or which are unrated by any rating agency. Such securities may include high-risk, lower quality debt securities. As an operating policy, which may be changed by the fund's Board of Trustees, the fund will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. Greater European may invest up to 25% of its total assets in "Brady Bonds." The investment manager will actively manage Greater European's assets in response to market, political, and general economic conditions, and will seek to adjust the fund's investments based on its perception of which investments would best enable the fund to achieve its investment objective.

The fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) or more than 15% of its assets in securities with a limited trading market. The fund will limit its investment in restricted securities, other than Rule 144A securities, to 10% of its total assets and will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

Templeton Pacific Growth Fund of Franklin Templeton International Trust ("Pacific Growth"). The principal investment objective of Pacific Growth is to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of its total assets in equity securities that trade on markets in the Pacific Rim and are issued by companies (i) domiciled in the Pacific Rim or (ii) that derive at least 50% of their revenues or pre-tax income from activities in the Pacific Rim.

For purposes of this policy, the countries in the Pacific Rim are Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, and Thailand. It is currently expected that under normal conditions, at least 65% of the fund's total assets will be invested in securities of foreign issuers in at least three of those countries.

Although Pacific Growth will not invest more than 25% of its assets in any one industry or the securities issued by any foreign government, the fund may invest more than 25% of its assets in the securities of issuers in one or more countries. Consistent with this policy, Pacific Growth may invest up to 30% of its assets in securities issued by Hong Kong companies.

Pacific Growth may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim. These investments may include securities of issuers (i) in countries that are not located in the Pacific Rim but are linked by tradition, economic markets, cultural similarities, or geography to countries in the Pacific Rim; and (ii) located elsewhere in the world which have operations in the Pacific Rim or which stand to benefit from political and economic events in the Pacific Rim.

Under normal conditions, the fund's assets are substantially invested in equity securities consisting of common and preferred stock, bonds or preferred stock convertible into common stock, warrants, and securities representing certain underlying international securities such as ADRs. Pacific Growth may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on short-term investments.

Up to 35% of Pacific Growth's total assets may be invested in investment grade bonds, fixed-income debt securities, and synthetic securities rated Baa or better by Moody's or BBB or better by S&P or that are unrated but determined to be of comparable quality. The fund may seek capital appreciation by investing in these debt securities. Debt obligations in which the fund may invest include U.S. and foreign government securities and corporate debt securities, including Samurai and Yankee bonds, Eurobonds, and depositary receipts. The issuers of these debt securities may or may not be domiciled in the Pacific Rim.

Pacific Growth may invest up to 10% of its net assets in warrants, including warrants that are not listed on an exchange. The fund may invest up to 35% of its assets in synthetic convertible securities. Synthetic convertible securities are not considered equity securities for purposes of the fund's 65% investment policy.

Pacific Growth may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest a portion of its assets in high-quality money market instruments to the same extent and subject to the same rating requirements as Foreign Smaller.

Templeton Latin America Fund of Templeton Global Investment Trust ("Latin America"). The investment objective of Latin America is long-term capital appreciation. The fund seeks to achieve its objective by investing primarily in equity and debt securities of issuers in the following Latin American countries:
Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay, and Venezuela. Latin America may invest without limit in emerging market or developing countries. Under normal market conditions, Latin America will invest at least 65% of its total assets in equity and debt securities of issuers in the countries named above. The balance of the fund's assets will be invested in (i) equity securities and debt obligations of companies and government entities of countries other than those named above, and (ii) short-term and medium-term debt securities.

Latin America may invest in the same types of equity securities, and for capital appreciation may invest without limit in the same types of debt securities, as Greater European. Latin America will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The investment manager will actively manage Latin America's assets in response to market, political and general economic conditions, and will seek to adjust Latin America's investments based on its perception of which investments would best enable the fund to achieve its investment objective.

The fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) or more than 15% of its assets in securities with a limited trading market. Latin America will limit its investment in restricted securities, other than Rule 144A securities, to 10% of its total assets and will limit its investments in all restricted securities, including Rule 144A securities, to 15% of its total assets.

Latin America may invest without limit in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Plan debt restructurings have been implemented to date in several countries, including Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Uruguay, and Venezuela (collectively, the "Brady Countries"). It is expected that other countries will undertake a Brady Plan debt restructuring in the future, including Panama, Peru, and Poland.

Many of the Brady Bonds have been issued relatively recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

International Fixed-Income Funds

Franklin Templeton Hard Currency Fund of Franklin Templeton Global Trust ("Hard Currency"). The investment objective of Hard Currency is to protect against depreciation of the U.S. dollar relative to other currencies. The fund seeks to achieve its objective by investing in high-quality money market instruments (and forward contracts) denominated in foreign major currencies which historically have experienced low rates of inflation and which, in the view of its investment manager, are pursuing economic policies conducive to continued low rates of inflation in the future and currency appreciation versus the U.S. dollar over the long-term. Such currencies are often referred to as "hard currencies" and such economic policies are often referred to as "sound money" policies.

Hard Currency endeavors, to the maximum extent practicable, to maintain foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets at all times. The fund may invest without limitation in U.S. dollar-denominated money market instruments in combination with forward contracts (calling for the future acquisition of foreign currencies in exchange for U.S. dollars) for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in foreign currency-denominated instrument.

Under normal market conditions, Hard Currency will not maintain exposure to a single foreign currency in excess of 50% of its total assets.

Subject to specific restrictions described more fully below, the fund may invest in money market instruments and forward contracts denominated in the following currencies (the "major currencies"): Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, European Currency Unit ("ECU"), French franc, German mark, Italian lira, Japanese yen, New Zealand dollar, Spanish peseta, Swedish krona, Swiss franc, and U.S. dollar. The currencies of various countries may be added to or deleted from the foregoing list of major currencies when, in the opinion of the fund's investment manager, world social, economic, financial or political conditions so warrant.

Hard Currency will attempt to maintain a weighted average effective maturity of 120 days or less and will acquire only money market instruments that have an effective maturity, at the time of purchase, of one year or less. These securities include floating or variable rate obligations that may have actual maturities of over one year but that have interest rates which adjust at periodic intervals. The effective maturity of each floating or variable rate obligation within the fund's portfolio will be based upon these periodic adjustments. Because the fund invests primarily in short-term securities which are excluded from the calculation of portfolio turnover rate, the portfolio turnover rate for the fund is usually minimal.

The issuers of money market instruments in which Hard Currency may invest may include governments of, and financial institutions, corporations or other entities located in or organized under the laws of, any country. The fund may also invest in money market securities issued by supranational organizations such as: The World Bank, which was chartered to finance development projects in member countries; the European Economic Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.

Hard Currency invests only in instruments which are considered by its investment managers to be of high quality, comparable to those (1) rated AAA or AA (A-1 for commercial paper) by S&P or Aaa or Aa (P-1 for commercial paper) by Moody's or (2) issued by companies having an outstanding unsecured debt issue currently rated within the above rating categories by S&P or Moody's.

Money market instruments in which the fund may invest include short-term U.S. government securities, bank CDs, time deposits, bankers' acceptances, commercial paper, floating and variable rate notes, repurchase agreements secured by U.S. government securities, and short-term liquid instruments issued by foreign governments and supranational organizations. The fund will invest in government securities only when the investment manager is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the governments of foreign countries may include direct obligations and obligations guaranteed by the governments of the foreign countries. These obligations may have fixed, floating or variable rates of interest.

Under normal market conditions, Hard Currency may invest up to 25% of its assets in obligations of companies engaged in the financial services industry, including banks (U.S. and non-U.S. banks and their branches), savings and loan associations, insurance companies, and their holding companies. These investments may include bank obligations, such as CDs, time deposits, and bankers' acceptances.

Templeton Global Bond Fund of Templeton Income Trust ("Global Bond"). The investment objective of Global Bond is current income with capital appreciation and growth of income. The fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments, and government agencies of various nations throughout the world, as well as preferred stock, common stocks which pay dividends, income-producing securities which are convertible into common stock of such companies, and sponsored and unsponsored ADRs, EDRs, and GDRs. The fund may invest in "when-issued" securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.). The fund's investments in common stocks will emphasize companies, in various countries and industries, which pay dividends and may offer prospects for further growth in dividend payments and capital appreciation.

Global Bond may invest in any debt security (which may include structured investments), including securities rated in any category by S&P or Moody's and securities which are unrated by any rating agency. As an operating policy, the fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Ba by Moody's. The fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid. For a description of the risks associated with investing in high yielding, fixed income securities, including defaulted securities, see "What are the Underlying Funds' Potential Risks?" Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P, or if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. The average maturity of the debt securities in the fund's portfolio will fluctuate depending upon its investment manager's judgment as to future interest rate changes.

Although Global Bond may invest up to 25% of its assets in a single industry, there is no present intention of doing so. As a non-fundamental policy approved by the fund's Board of Trustees, the investment manager will select securities for purchase by the fund from many industries that it believes to be productive and beneficial.

The fund may invest up to 5% of its total assets in securities that may not be resold without registration under applicable law ("restricted securities"). The fund may invest up to 10% of its total assets in restricted securities and other securities which are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

Franklin Global Government Income Fund of Franklin Investors Securities Trust ("Global Government"). The fund's principal investment objective is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Global Government seeks to achieve its objective by investing primarily in securities issued by domestic and foreign governments and their political subdivisions. Investments will be selected to provide a high current yield and currency stability, or a combination of yield, capital appreciation or currency appreciation consistent with the fund's objective.

As a global fund, Global Government may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the fund's assets will be invested in government securities of issuers located in at least three countries, one of which may be the U.S. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU").

Global Government is authorized to invest in securities issued by domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities ("U.S. government securities") and supranational organizations (as described below) and in securities issued by foreign and domestic corporations, banks, and other business organizations. There are no restrictions or limitations on investments in obligations of the U.S., or of corporations chartered by the U.S. Congress as federal government instrumentalities.

Under normal economic conditions, at least 65% of Global Government's total assets will be invested in fixed-income securities such as bonds, notes and debentures. Some of the fixed-income securities may be convertible into common stock or be traded together with warrants for the purchase of common stocks, although the fund has no current intention of converting such securities into equity or holding them as equity upon such conversion. The remaining 35% may be invested, to the extent available and permissible, in equity securities, foreign or domestic currency deposits or equivalents such as short-term U.S. Treasury notes or repurchase agreements.

Global Government may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the fund's investments will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when, in the opinion of its investment manager, interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall.

Other fixed-income securities of both domestic and foreign issuers in which the fund may invest include preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates and conditional sales contracts. For a discussion of these latter three categories of investments, see "Equipment Related Instruments" in the Appendix. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit). Global Government will limit its investments in warrants, valued at the lower of cost or market, to 5% of the fund's net assets or to warrants attached to securities.

Global Government is also authorized to invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The fund may, in addition, invest in debt securities denominated in ECU of an issuer in any country (including supranational issuers). Global Government is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

Global Government may invest in obligations of domestic and foreign banks which, at the date of investment, have total assets (as of the date of their most recently published financial statements) in excess of one billion dollars (or foreign currency equivalent at then current exchange rates).

Global Government is also authorized to acquire loan participations.

Global Government will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political conditions such as inflation rate, growth prospects, global trade patterns and government policies will be evaluated.

Global Government's assets will be invested principally within Australia, Canada, Japan, New Zealand, the U.S. and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The fund may also acquire securities, including fixed-income obligations of governments, government agencies and corporations, and currency in less developed countries and in developing countries. The investment manager does not currently expect the fund's investments in less developed and developing countries to exceed 20% of the fund's net assets.

Global Government may invest in higher yielding, higher risk, lower rated debt obligations that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by the investment manager; such investments will be less than 35% of the fund's net assets. For a description of these ratings, see the Appendix. For a description of the risks associated with investing in high yielding, fixed income securities, see "What are the Underlying Funds' Potential Risks?" Many debt obligations of foreign issuers, especially developing market issuers, are not rated by U.S. rating agencies and their selection depends on the investment manager's internal analysis.

Under normal market conditions, Global Government will have at least 65% of its total assets invested in securities issued or guaranteed by domestic and foreign governments. Securities issued by central banks that are guaranteed by their national governments are considered to be government securities. Bonds of foreign governments or their agencies which may be purchased by the fund may be less secure than those of U.S. government issuers.

During periods when the investment manager believes that the fund should be in a temporary defensive position, the fund may have less than 25% of its assets concentrated in foreign government securities and may invest instead in U.S. government securities. U.S. government securities which may be purchased by the fund may include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds, all of which are backed by the full faith and credit of the U.S. government; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan Banks); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

Global Government may invest no more than 10% of the value of its net assets in restricted securities (other than certain Rule 144A securities), or in other securities which, in the opinion of the fund's investment manager, may be otherwise illiquid.

Franklin Templeton German Government Bond Fund of Franklin Templeton Global Trust ("German Bond"). The investment objective of German Bond is to seek, over the long-term, total return through investment in a managed portfolio of German government bonds.

Under normal market conditions, German Bond will invest between 65% and 100% of its total assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities and political subdivisions ("German government obligations"); and securities backed exclusively by loans to public sector institutions, known as Offentliche Pfandbriefe or global Pfandbriefe. The German government obligations or Pfandbriefe in which German Bond invests are denominated in the German mark and are rated, at the time of purchase, triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or, if unrated, are considered by the fund's investment managers to be of comparable quality to triple A rated instruments.

Consistent with its investment objective, German Bond may also invest up to 35% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) that are rated, at the time of purchase triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or which, if unrated, are considered by the fund's investment managers to be of comparable quality; and (ii) cash and money market instruments denominated in the German mark which are rated at time of purchase A-1+ by S&P and/or P-1 by Moody's, or which, if unrated, are considered by the fund's investment managers to be of comparable high quality.

For liquidity purposes, German Bond may invest up to 5% of its total assets in U.S. dollar denominated cash and money market instruments, such as U.S. Treasury bills.

It is also possible that German Bond may occasionally hold significant cash or cash equivalents denominated in German marks until suitable investment positions are available. In order to preserve its favorable tax status, the fund may regularly hold 25% or less of its assets in obligations issued or guaranteed by the Federal Republic of Germany even while holding 65% or more of its total assets in German government obligations (as defined above). In addition, as a temporary measure, German Bond may reduce its investment in German government obligations and/or increase its investment in U.S. government and agency securities from time to time to preserve its favorable tax status.

The rate of exchange between the U.S. dollar and the German mark fluctuates. As a result, German Bond generally will experience gains and losses attributable to those fluctuations. German Bond does not generally position hedge or otherwise attempt to limit its exposure to German mark currency risk and, therefore, there is the risk of currency fluctuations.

Changes in German market interest rates will affect the market value of the fund. When German market interest rates rise, the market value of German Bond's securities generally will decline. Conversely, when German market interest rates decline, the market value of the fund's securities generally will rise. German Bond's investment managers will actively manage the fund's portfolio maturity structure in an attempt to achieve positive returns for the fund over time from changes in interest rates.

It is anticipated that under normal market conditions, German Bond's weighted average portfolio maturity will be at least five years. For temporary, defensive purposes, however, the fund's weighted average portfolio maturity may be less than five years.

German Bond's investment managers invest the fund's assets on the basis of a number of factors, including, (i) the current level of interest rates on German government obligations of various maturities and (ii) its view of future movements of those interest rates. In determining German Bond's maturity structure, the fund's investment managers consider many factors pertaining to the German economy, including the current stage of the economic cycle, government fiscal and monetary policy, inflation expectations, the relationship of interest rates of varying maturities (i.e., the slope of the yield curve), currency market outlook, and economic growth prospects within Germany and around the world.

German government obligations generally are considered by rating agencies to be among the highest credit quality debt instruments worldwide. In addition, the Bundesbank (the German central bank) generally is viewed as among the most disciplined and ardent central banks in the world in its policies of fighting domestic inflation and protecting the international value of the German mark.

Liquidity in the German government bond market is considered by the fund's investment managers to be very high.

Certain German government obligations are issued or otherwise guaranteed by the Federal Republic of Germany. These obligations carry the explicit full faith and credit backing of the German government and include direct obligations of the government (Bunds), as well as certain government agency issues, such as the German Unity Fund (Fonds Deutsche Einheit), established to help pay for the reconstruction of former East Germany's economy, and the Treuhandanstalt, established to facilitate the privatization of assets of former East Germany.

Other German government obligations are guaranteed by their issuing agency, instrumentality or political subdivision, but do not carry the explicit full faith and credit guarantee of the German government. German Bond will invest only in such obligations that the fund's investment managers consider to be of credit quality substantially equivalent to direct obligations of the German government. Issuers presently satisfying this criterion include the German Federal Railways (Bundesbahn), the German Post Office (Bundespost), the Kreditanstalt fur Wiederaufbau ("KFW"), as well as certain of the 16 separate federal states (Lander) of which Germany is comprised.

For a discussion of the primary risk factors associated with investment in German government obligations, including interest rate, currency and German economic risk, please see "German Government Bonds" in the Appendix.

In the event of an extraordinary political or world development which, in the view of the fund's investment managers, threatens the social or political stability of Germany or the viability of the German government, German Bond may invest in U.S. government securities and U.S. dollar-denominated cash equivalents or otherwise hedge its German bond and currency risk, without limitation, but only for temporary, defensive purposes.

German Government may invest in time deposits of commercial banks having short-term deposit ratings of A-1+ by S&P and/or P-1 by Moody's, but will limit its investment in time deposits maturing in more than seven days.

Natural Resources Funds

Franklin Gold Fund ("Gold"). The principal investment objective of Gold is capital appreciation. Gold's secondary objective is to provide current income through the receipt of dividends or interest from its investments. The payment of dividends may be a consideration when the fund purchases securities.

In seeking to achieve its objectives, Gold has adopted a fundamental policy of concentrating its investments in securities of issuers engaged in mining, processing or dealing in gold or other precious metals, such as silver, platinum, and palladium, which means that the fund will invest at least 25% of its total assets in such securities. Under normal circumstances, at least 65% of the value of the fund's total assets will be invested in securities of issuers engaged in gold operations, including securities of gold mining finance companies, as well as operating companies with long, medium, or short-life mines.

Gold will normally invest in common stocks and securities convertible into common stocks, such as convertible preferred stock, convertible debentures, convertible rights and warrants, all of which may be traded on a securities exchange or over-the-counter. The fund may invest in debt obligations and preferred stocks which are convertible within a specified period of time into a certain quantity of the common stock of the same or a different issuer. In seeking income or appreciation or in times when it is felt that a conservative investment policy is in order, the fund may also purchase preferred stocks and debt securities, such as notes, bonds, debentures or commercial paper (short-term debt securities of large corporations), and may place some of its cash reserves in securities of the U.S. government and its agencies, various bank debt instruments or repurchase agreements collateralized by U.S. government securities. Gold may invest in fixed-income and convertible securities rated below investment grade by Moody's or S&P or that are unrated but considered by its investment manager to be of comparable quality.

Because of the fund's policy of investing primarily in securities of companies engaged in gold mining, a substantial part of Gold's assets generally is invested in securities of companies domiciled or operating in one or more foreign countries. The fund generally has invested more than 50% of its total assets in the securities of corporations located outside the U.S. While the fund intends to acquire securities of foreign issuers only where there are public trading markets for such securities, such investments may tend to reduce the liquidity of the fund's portfolio in the event of internal problems in such foreign countries or deteriorating relations between the U.S. and such countries.

The fund will ordinarily buy securities that are traded in the U.S. or buy sponsored or unsponsored ADRs, EDRs or GDRs. The fund may also buy the securities of foreign issuers directly in foreign markets so long as, in the investment manager's judgment, an established public trading market exists.

As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Gold may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. The ability of the fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the fund's shares are qualified for sale. If otherwise consistent with the fund's objectives, it may invest up to 10% of its assets in gold bullion and gold coins.

Gold's assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of its investment manager, attractive in relation to other possible investments. Transactions in gold bullion by the fund are negotiated with principal bullion dealers unless, in its investment manager's opinion, more favorable prices are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges, and shipping costs for delivery to a custodian bank. Such costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the fund on such investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.

Franklin Natural Resources Fund of Franklin Strategic Series ("Natural Resources"). The investment objective of Natural Resources is to seek to provide high total return. The fund's total return consists of both capital appreciation and current dividend and interest income. The fund seeks to achieve its objective by investing at least 65% of its total assets in securities issued by companies which own, produce, refine, process and market natural resources, as well as those that provide support services for natural resources companies (i.e., those that develop technologies or provide services or supplies directly related to the production of natural resources). These companies are concentrated in the natural resources sector that includes, but is not limited to, the following industries: integrated oil; oil and gas exploration and production; gold and precious metals; steel and iron ore production; aluminum production; forest products; farming products; paper products; chemicals; building materials; energy services and technology; and environmental services.

Natural Resources at all times, except during temporary defensive periods, seeks to maintain at least 65% of its total assets invested in securities issued by companies in the natural resources sector and will be concentrated in the natural resources sector. Natural Resources invests in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks, and debt securities. The mixture of common stocks, debt securities, and preferred stocks varies based upon the investment manager's assessment as to whether investments in each category will contribute to meeting the fund's investment objective.

Natural Resources may invest, without limit, in investment grade fixed-income securities. Investment grade securities are securities rated in one of the four highest rating categories of a national recognized rating service, such as Moody's or S&P, and also include unrated securities that are comparable in quality to securities that have been rated investment grade. The four highest rating categories are Aaa, Aa, A and Ba for Moody's and AAA, AA, A and BBB for S&P. The fund's commercial paper investments at the time of purchase will be rated "A-1" or "A-2" by S&P or "Prime-1" or "Prime-2" by Moody's or, if not so rated, will be of comparable quality as determined by its investment manager. Natural Resources may also invest up to 15% of its total assets at the time of purchase in lower rated fixed-income securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities of comparable quality. Natural Resources will not acquire securities rated lower than B by Moody's or S&P.

Natural Resources may invest in the securities of issuers both within and outside the U.S., including emerging market countries. The fund may purchase foreign securities that are traded in the U.S. or in foreign markets or purchase sponsored or unsponsored ADRs. Investments of the fund may be denominated in foreign currencies. The fund's investment manager will attempt to independently accumulate and evaluate information with respect to the issuers of the underlying securities of sponsored and unsponsored ADRs to attempt to limit the fund's exposure to the market risk associated with such investments. For purposes of Natural Resources' investment policies, investments in ADRs will be deemed to be investments in the equity securities of the foreign issuers into which they may be converted.

Under normal conditions, it is anticipated that the percentage of assets invested in U.S. securities will be higher than that invested in securities of any other single country. It is possible that at times the fund may have 50% or more of its total assets invested in foreign securities.

Natural Resources is permitted to invest up to 35% of its assets in securities of issuers that are outside the natural resources sector. Such investments will consist of common stocks, debt securities or preferred stocks and REITs and will be selected to meet the fund's investment objective of providing high total return. These securities may be issued by either U.S. or non-U.S. companies, governments, or governmental instrumentalities. Some of these issuers may be in industries related to the natural resources sector and, therefore, may be subject to similar risks.

The fund may invest in debt securities issued or guaranteed by foreign governments. Such securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments. The foreign government securities in which Natural Resources intends to invest generally will consist of obligations issued by national, state, or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank of Reconstruction and Development (the World
Bank), the European Investment Bank, the Asian Development Bank, and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the 12-member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities, including quasi-governmental agencies.

Other Investment Policies of the Underlying Funds

Options and Financial Futures. Certain of the Underlying Funds may use certain investment techniques, all of which may be dependent upon a prediction of the future direction of various financial barometers. In this regard, Equity, Small Cap, Real Estate, Gold, Mutual Shares, Discovery, European, Pacific Growth, Foreign Smaller, Global Government, Global Bond, Latin America, Greater European, and Developing Markets may purchase and sell put and call options on securities and securities indices which trade on securities exchanges, which may include foreign exchanges, and in the over-the-counter ("OTC") market. These funds, along with Value and Natural Resources, also may purchase and sell financial futures and options on financial futures with respect to securities and securities indices. AGE may write covered call options without limitation, but does not currently anticipate that it will do so.

Pacific Growth, Foreign Smaller, Global Government and Value may engage in "spread" and "straddle" transactions. A spread transaction is one in which a fund purchases and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. In a straddle transaction, the fund purchases or writes combinations of put and call options on the same security.

Growth and Utilities may write (sell) covered call options which are listed for trading on a national securities exchange. Writing a "covered" call option means that the fund will only write (sell) options on securities which it actually owns. When a fund sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the fund. Growth may also purchase put options on securities. Put options on particular securities may be purchased to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. Growth may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.

Value may write covered call options on securities that are listed on a national securities exchange or traded OTC and purchase listed and OTC call and put options on securities and securities indices. Value may engage in forward conversion transactions whereby the fund will write call options on securities it has purchased and purchase put options on those securities. Pacific Growth, Foreign Smaller, Developing Markets, Global Government, Global Bond, Equity, Real Estate, Small Cap, Greater European and Latin America may write covered call and put options on securities and securities indices that are traded on exchanges or in the OTC market.

Investment Grade may write covered call and put options on any securities it may purchase for its portfolio. The fund may purchase call and put options for the purpose of offsetting its obligations pursuant to previously written options. The fund may purchase put options only on U.S. government securities in its portfolio in anticipation of a decline in the market value of such securities.

Global Government may write options in connection with buy-and-write transactions; that is, it may purchase a security and then write a call option against that security. The exercise price will depend upon the expected price movement and may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the security. Global Government may enter into futures on debt securities that are backed by the U.S. government and may enter into futures on corporate securities and non-U.S. government debt securities when such securities become available.

German Government may use futures, option contracts on futures, and OTC options on a temporary basis to maintain its ongoing exposure to the German mark and to German government obligations. However, it does not currently intend to enter into currency futures or options thereon. Only under extraordinary circumstances will the fund employ forwards, futures and options for hedging purposes.

Mutual Shares', Discovery's and European's OTC option transactions are limited to transactions with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks, or other financial institutions which have received a short term credit rating of A-1 from S&P or P-1 from Moody's, or are of comparable quality. Mutual Shares, Discovery or European may not purchase or sell put options on futures on individual corporate debt and individual equity securities.

The options and futures transactions of many of the Underlying Funds, as described above, have limited purposes. For example, as to options and futures, Gold and Value, and as to futures only, Global Bond, Pacific Growth and Foreign Smaller may only engage in such activities for hedging purposes or other appropriate risk management purposes. Real Estate may only engage in options and futures transactions, and Pacific Growth and Foreign Smaller may only engage in options transactions for hedging purposes or to increase income to such funds. Equity may only engage in options and futures transactions for hedging purposes or to accommodate cash flows. Investment Grade may purchase and sell put and call options on interest rate futures contracts solely for hedging purposes. Mutual Shares, Discovery and European may only engage in futures and options for non-hedging purposes if no more than 5% of their respective assets are at risk. For hedging purposes only, Developing Markets may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing.

The futures activities of all of the Underlying Funds will be accomplished so that no fund is considered to be a commodity pool operator under the laws governing the trading of commodities. In this regard, the activities of the Underlying Funds will be limited so that if an Underlying Fund engages in futures transactions for other than bona fide hedging purposes, such Underlying Fund does not enter into a futures transaction if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for such open futures options would exceed 5% of the Underlying Fund's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. In addition, a number of the Underlying Funds have committed to limit their options and futures transactions to various percentages.

For a further description of these techniques, see the SAI.

Interest Rate Futures and Options thereon. Value, Pacific Growth, Foreign Smaller, Mutual Shares, Discovery, European, Global Government and Natural Resources may enter into interest rate futures contracts and options thereon. Investment Grade may purchase options on interest rate futures. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depend primarily on prevailing interest rates.

Currency Futures Contracts and Options thereon. Equity, Small Cap, Pacific Growth, Foreign Smaller, Natural Resources, Mutual Shares, Discovery, European, Developing Markets, Greater European, Latin America, Global Bond, Global Government and Hard Currency may enter into futures contracts on currencies. A futures contract on currency is an agreement to buy or sell currency at a specified price during a designated month.

These funds may also buy and sell put and call options on currency futures contracts. A put option purchased by the fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the fund would give it the right to assume a position as the buyer of a futures contract. The fund is required to pay a premium for a put or call option on a futures contract, but is not required to take any actions under the contract. If the option cannot be profitably exercised before it expires, the fund's loss will be limited to the amount of the premium and any transaction costs.

Options on Foreign Currencies. AGE, Pacific Growth, Foreign Smaller, Natural Resources, Mutual Shares, Discovery, European, Greater European, Latin America, Developing Markets, Global Government and Global Bond may purchase and sell (write) put and call options on foreign currencies traded on U.S. and foreign exchanges, or OTC. The funds will engage in such option transactions for various hedging purposes such as to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired or to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Hard Currency may, for hedging purposes, buy put and call options on any currency in which the fund's investments are denominated.

Forward Currency Exchange Contracts. AGE, Mutual Shares, Discovery, European, Pacific Growth, Foreign Smaller, Natural Resources, Hard Currency, Global Bond, Global Government, Greater European, German Government, Latin America, Templeton Foreign, Smaller Companies, Developing Markets, and Gold may all, to some degree, engage in foreign currency exchange transactions. The funds will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market (Templeton Foreign and Smaller Companies may engage only in this type of forward foreign currency exchange transaction), or through entering into forward contracts to purchase or sell foreign securities. However, some price spread on these transactions (to cover service charges) will be incurred when a fund converts assets from one currency to another. When a fund is the buyer or seller in such a transaction, it will either cover its position or maintain, in a segregated account with its custodian bank, cash or securities having an aggregate value equal to the amount of such commitment until payment is made. Global Government may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency.

Natural Resources, AGE, Global Bond, Global Government, Greater European and Latin America have no specific limitations on the percentage of assets they may commit to forward contracts, subject to their stated investment objectives and policies, except that the funds will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or each fund's ability to meet redemption requests. Natural Resources, AGE, Global Bond, Developing Markets, Greater European and Latin America will use forward contracts primarily to protect the funds from adverse currency movements. Developing Markets will not enter into forward currency contracts if, as a result, the fund will have more than 20% of its total assets committed to such contracts.

Currency Swaps. Mutual Shares, Discovery and European may participate in currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The funds will usually enter into swaps on a net basis. The funds may participate in currency swaps with counterparties that have received a credit rating of A-1 from S&P or P-1 from Moody's, or are of equal credit quality.

Interest Rate Swaps. AGE and Global Government may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). AGE intends to participate in interest rate swaps with regard to obligations held in its portfolio. To the extent AGE does not own the underlying obligation, it will maintain, in a segregated account with its custodian, cash or securities having an aggregate value equal to the amount of the fund's outstanding swap obligation.

Options, futures, options on futures, forward currency exchange contracts, interest rate swaps, currency swaps, CARs, and CMOs are considered "derivative securities." For additional information about these investment techniques, see the SAI. Investments in these instruments involve certain risks. For a discussion of these risks, see "What are the Underlying Funds' Potential Risks?" located elsewhere in this prospectus and "How does the Fund Invests its Assets?" in the SAI.

Tax Considerations. The Underlying Funds' investments in options, futures, forward contracts, foreign currencies and securities, and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the funds and distributed to you. These special tax rules are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.

WHAT ARE THE UNDERLYING FUNDS' POTENTIAL RISKS?

Generally. If the securities owned by an Underlying Fund increase in value, the value of the shares of the Underlying Fund will increase. Similarly, if the securities owned by an Underlying Fund decrease in value, the value of the shares of the Underlying Fund will also decline. Such increases and decreases will be reflected in the performance of the Underlying Funds as well as the funds. The value of the shares of the Growth Target Fund will tend to increase and decrease to a greater degree than those of the other funds due to the increased emphasis on a more aggressive Underlying Fund mix. Similarly, the value of the shares of the Moderate Target Fund will tend to increase and decrease to a greater degree than the shares of the Conservative Target Fund.

Common Stocks. To the extent an Underlying Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in any securities index that is based on equity securities, such as the Dow Jones Industrials or the Standard & Poor's 500 average, may also be reflected in declines in the Underlying Fund's share price. The value of stock markets has increased and decreased in the past. These changes are unpredictable.

Debt Securities. To the extent an Underlying Fund's investments consist of fixed-income securities, changes in interest rates will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of of such Underlying Fund. Interest rates have increased and decreased in the past. These changes are unpredictable.

High Yield Securities. An investment in an Underlying Fund that has a policy of investing in higher yielding, higher risk fixed-income securities is subject to a higher degree of risk than is present with an investment by such fund in higher rated, lower yielding securities.

The market value of high yield lower-quality, fixed-income securities tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in an Underlying Fund's portfolio defaults, the Underlying Fund may have unrealized losses on the security, which may lower the fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the Underlying Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Underlying Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security. For additional information on the risks of high yield, fixed-income securities, see the Appendix.

Foreign Securities. Investments in foreign securities involve additional risks, not generally associated with investments in U.S. securities. These risks include the possibility of expropriation, extraordinary taxation by the foreign country, adverse fluctuations in foreign currencies which are not favorable compared to the U.S. dollar, political or social instability of the countries where the foreign issuers are located or where the exchange on which an Underlying Fund purchased such securities is located, and/or future unfavorable diplomatic developments between the U.S. and the foreign countries where the issuers of the fund's foreign investments are located or where the exchanges on which the fund purchased securities are located. There is always the possibility of an Underlying Fund's assets being confiscated by foreign governments or others. In addition, there may be less publicly available information about foreign issuers and foreign companies may not be subject to auditing, accounting, and financial reporting standards comparable to those applicable to U.S. companies.

With respect to investments in developing markets, the small size, inexperience, and limited volume of trading on securities markets in certain developing countries may make a fund's investments in developing countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custody or other arrangements before making certain investments in those countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. For additional risks relating to investment in developing markets, please see the Appendix.

Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Options and Futures. Options and futures may fail as hedging techniques where the price movements of the securities underlying the options and futures do not follow the price movements of the Underlying Fund's securities which are subject to the hedge. The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the investment manager's ability to predict correctly the direction of securities markets, interest rates, and other economic factors. Also, a liquid secondary market for any particular option or future may not be available when the investment manager wishes to "close out" a position in an option or future. In such case, the Underlying Fund will likely be unable to control losses by closing its position.

Currency Transactions. Currency transactions, such as forward currency exchange contracts, currency futures and options on such futures, options on currencies, and currency swaps are subject to different risks than other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Interest Rate Swaps. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire such a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

Natural Resources. There are a number of risks associated with investing in the natural resources sector, including gold. Certain commodities are subject to limited pricing flexibility as a result of supply and demand factors. Others are subject to broad price fluctuations, reflecting the volatility of certain raw materials' prices and the instability of supplies of other resources. Further, many companies operate in areas of the world where they are subject to unstable political environments, currency fluctuations, and inflationary pressures.

Real Estate Securities. The risks associated with investing in real estate securities include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry also will be affected by such risks.

In addition, equity REITs will be affected by changes in the value of the underlying property owned by the trusts, while a mortgage real estate investment trust will be affected by the quality of the properties to which it has extended credit. Equity and mortgage real estate investment trusts are dependent upon the REIT's management skill, may not be diversified, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. By investing in REITs indirectly, a shareholder will bear not only his proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the REITs.

WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Trust and elects its officers. The officers are responsible for the Trust's day-to-day operations. The Board also monitors the Trust to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Manager. Advisers manages the fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. Advisers also provides asset allocation services by allocating the fund's assets among the Underlying Funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Advisers or other direct or indirect wholly-owned subsidiaries of Resources are the investment managers of the Underlying Funds. Together, Advisers and its affiliates manage over $239 billion in assets. Please see "Investment Advisory, Asset Allocation and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Trust's Code of Ethics.

Management Team. The team responsible for the day-to-day management of each fund's portfolio is Donald P. Gould and Seymour R. Singer since 1996.

Donald P. Gould
Portfolio Manager of Advisers

Mr. Gould holds a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree in Economics from Pomona College. He is president and portfolio manager of the Franklin Templeton Fund Allocator Series, and the founder and president of the Franklin Templeton Global Trust, formerly the Huntington Funds of Pasadena, California. He joined the Franklin Templeton Group in November 1993 upon its acquisition of certain assets of Huntington Advisers, Inc. He has been in the securities industry since 1981.

Seymour R. Singer
Portfolio Manager of Advisers

Mr. Singer is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics and Psychology from the University of California at Los Angeles. Prior to joining the Franklin Templeton Group in 1996, Mr. Singer was a portfolio analyst for The Carmack Group, Inc. He is a member of several securities industry-related associations.

Investment Advisory and Asset Allocation Agreement. Under the investment advisory and asset allocation agreement, Advisers provides general advisory services. Such services include monitoring the Underlying Funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment for each fund by Advisers. Advisers also provides asset allocation advice and administrative services to each fund under the investment advisory and asset allocation agreement. While Advisers provides general investment advisory and administrative services to each fund without charge, it provides asset allocation services to each fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each fund. The fee is computed at the close of business on the last business day of each month.

Management Fees. Advisers has agreed in advance to limit its asset allocation fee and/or make certain payments to reduce the fund's direct operating expenses so that each fund's total direct operating expenses, including Class Rule 12b-1 expenses, do not exceed 0.75% for Class I and 1.50% for Class II. Advisers may end this agreement at any time upon notice to the Board.

Each fund, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the Underlying Funds. See the SAI for more information on these fees. The investment manager and the management fee of each of the Underlying Funds are set forth below as an annual percentage rate of such fund's net assets:

UNDERLYING FUND               MANAGER                            FEE RATE

Equity                        Advisers                             0.625%1
Growth                        Advisers                             0.625%2
Utilities                     Advisers                             0.625%2
Small Cap                     Advisers                             0.625%3
Value                         Advisers                             0.750%4
Real Estate                   Advisers                             0.625%5
Mutual Shares                 Franklin Mutual                      0.60%
                              Advisers, Inc.
Discovery                     Franklin Mutual                      0.80%
                              Advisers, Inc.
European                      Franklin Mutual                      0.80%
                              Advisers, Inc.
Short-Intermediate            Advisers                             0.625%1
Government Securities         Advisers                             0.625%2
Investment Grade              Advisers                             0.50%6
AGE                           Advisers                             0.625%1
Templeton Foreign             Templeton Global                     0.75%7
                              Advisors Limited ("TGAL")
Developing Markets            Templeton Asset Management           1.25%
                              Ltd. - Hong Kong Branch

UNDERLYING FUND                  MANAGER                            FEE RATE
Smaller Companies             Templeton Investment                 0.75%
                              Counsel, Inc. ("TICI")
Foreign Smaller               Advisers; TICI (sub-adviser)         1.00%8,*
Greater European              TGAL                                 0.75%
Pacific Growth                Advisers; TICI (sub-adviser)         1.00%8,*
Latin America                 TGAL                                 1.25%
Hard Currency                 Advisers; TICI (sub-adviser)         0.65%*
Global Bond                   TICI                                 0.50%9
Global Government             Advisers; TICI (sub-adviser)         0.625%1,*
German Government             Advisers; TICI (sub-adviser)         0.55%*
Gold                          Advisers                             0.625%1
Natural Resources             Advisers                             0.625%5

1 .625% of the month end net assets of the fund up to $100 million, reduced to .50% of such net assets in excess of $100 million up to $250 million, and further reduced to .45% of such net assets in excess of $250 million.
2 .625% of the month end net assets of the fund up to $100 million, reduced to .50% of such net assets in excess of $100 million up to $250 million, and further reduced to .45% of such net assets in excess of $250 million up to $10 billion, further reduced to .44% of such net assets in excess of $10 billion up to $12.5 billion, further reduced to .42% of such net assets in excess of $12.5 billion up to $15 billion, further reduced to .40% of such net assets in excess of $15 billion up to $17.5 billion, further reduced to
 .38% of such net assets in excess of $17.5 billion up to $20 billion, and further reduced to .36% in excess of $20 billion.
3 .625% of the average daily net assets of the fund up to $100 million, .50% of the average daily net assets of the fund over $100 million up to $250 million, .45% of the average daily net assets of the fund over $250 million up to $10 billion, .44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, .42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and .40% of the average daily net assets of the fund over $15 billion.
4 .75% of average daily net assets up to $500 million, .625% of average daily net assets over $500 million up to $1 billion, and .50% of average daily net assets over $1 billion.
5 .625% of the average daily net assets of the fund up to $100 million, .50% of the average daily net assets of the fund over $100 million up to $250 million, .45% of the average daily net assets of the fund over $250 million up to $10 billion, .44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, .42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and .40% of the average daily net assets of the fund over $15 billion.
6 .50% of average daily net assets up to $500 million, .45% of average daily net assets over $500 million up to $1 billion, and .40% of average daily net assets over $1 billion.
7 .75% of the average daily net assets of the fund up to the first $200 million, reduced to a fee of .675% of such average daily net assets in excess of $200 million up to $1.3 billion, and further reduced to a fee of .60% of such average daily net assets in excess of $1.3 billion.
8 1% of daily net assets up to $100 million, .90% of daily net assets over $100 million up to $250 million, .80% of daily net assets over $250 million up to $500 million, and .75% of daily net assets over $500 million.
9 .50% of its average daily net assets, .45% of such net assets in excess of $200 million and .40% of such net assets in excess of $1.3 billion.
*TICI is entitled to receive from Advisers a sub-advisory fee; the sub-advisory fees payable by Advisers have no effect on the fees payable by the Underlying Funds to Advisers. As to Foreign Smaller and Pacific Growth, TICI receives from Advisers a fee equal to an annual rate of the value of each fund's average daily net assets as follows: .50% of such assets up to $100 million; .40% of such assets over $100 million up through $250 million;
 .30% of such assets over $250 million up through $500 million; and .25% of such assets over $500 million. As to Hard Currency and German Government, TICI receives from Advisers a fee equal to an annual rate of .25% of the value of each fund's average daily net assets. As to Global Government, TICI receives from Advisers a fee equal to an annual rate of the value of the fund's assets as follows: .35% of such assets up to $100 million; .25% of such assets over $100 million up through $250 million; and .20% of such assets over $250 million.

Operating Expenses. Each fund pays its own operating expenses. These expenses include Advisers' fees associated with the provision of asset allocation services; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Advisers; fees of any personnel not affiliated with Advisers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Advisers.

Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. FT Services provides certain administrative services and facilities for the fund at no charge. Please see "Investment Advisory, Asset Allocation and Other Services" in the SAI for more information.

The Rule 12b-1 Plans

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

TAXES

How Do Taxes Affect the Fund?

On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997. This new law makes sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect the fund and its distributions to you, they are discussed in the SAI. Changes in the treatment of capital gains and Individual Retirement Accounts ("IRAs"), however, are discussed in this section.

Taxation of the Fund and the Underlying Funds' Investments

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The fund is treated as a separate entity for federal income tax purposes. Each fund and Underlying Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, each fund will generally not be liable for federal income or excise taxes.

A fund receives income in the form of income dividends paid by the Underlying Funds in which it invests and from any direct investments. This income, less the expenses incurred in operations, is the fund's net investment income. A fund may also receive capital gain distributions from the Underlying Funds in which it invests and realize capital gains upon the redemption of shares of the Underlying Funds. The fund's net investment income and realized capital gains will be distributed to shareholders as described below.

Some of the Underlying Funds' investments in complex securities as described in the section "How Do the Underlying Funds Invest Their Assets?" are subject to special tax rules. The effect of these rules may be to accelerate income, defer losses, convert capital gains and losses into ordinary gains and losses, and to convert long-term capital gains and losses into short-term capital gains and losses within the Underlying Funds. These rules may also cause the Underlying Funds to recognize income and make distributions to the funds prior to their receipt of cash payments. The Underlying Funds' investments in certain foreign securities which meet the Code definition of a Passive Foreign Investment Company ("PFIC") may also subject the Underlying Funds to an income tax and interest charge on their investments. In these ways, these special tax rules may affect the amount, timing or character of the income earned by the funds, and distributed to you. These rules are discussed in more detail in the "Additional Information on Distributions and Taxes" section of the SAI.

How Do Taxes Affect Your Investment?

Taxes on Distributions

Distributions from a fund will be taxable, whether you take them in cash or additional shares. Distributions declared in December to shareholders of record in that month and paid in January are taxable as if they were paid on December 31.

Distributions paid from net investment income and short-term capital gain will be taxable as ordinary dividends. Distributions paid from long-term capital gain will be taxable as long-term capital gain, regardless of how long you have held your shares in the fund. Any distributions paid in excess of the fund's earnings will generally be treated as non-taxable returns of capital. Dividends paid from interest earned by the fund on its direct investments in U.S. government obligations may be given special tax-free status on your state income tax return, subject in some states to the fund satisfying minimum investment requirements.

Tax Treatment of Capital Gain Distributions Under the Taxpayer Relief Act of
1997

The Taxpayer Relief Act of 1997 creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when the fund's securities were sold and how long they were held by the fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in the SAI, or should contact their personal tax advisors.

The fund will advise you in its annual information reporting at calendar year-end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates. For corporate shareholders, a portion of the dividends paid by the fund may qualify for the corporate dividends-received deduction. The amount so qualified depends upon the aggregate amount of dividends received by the Underlying Funds from domestic (U.S.) corporations, and upon other limitations which are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.

Distributions to Retirement Plans

Fund distributions received by your qualified retirement plan, such as a
Section 401(k) or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

Tax Treatment of Individual Retirement Accounts Under the Taxpayer Relief Act of 1997

The Taxpayer Relief Act of 1997 creates two new IRAs which will be available to the fund's investors beginning on January 1, 1998.

The new "Roth IRA" will permit tax free distributions of account balances if the assets have been invested for five years or more, and the distributions meet certain qualifying restrictions. Investors filing as single taxpayers who have adjusted gross incomes of $95,000 or more, and investors filing as joint taxpayers with adjusted gross incomes of $150,000 or more may find their participation in this IRA to be restricted.

The new Education IRA is intended to help parents fund their children's post-secondary school education. Parents or others may contribute up to $500 annually to an education IRA on behalf of any child under age 18. This IRA is subject to the same adjusted gross income limits as the Roth IRA above, and there are other contribution restrictions that may apply. The education IRA earnings accumulate tax free, and assets that have accumulated in the IRA may be distributed tax free when used to pay qualified higher education expenses.

Both new IRAs are subject to special rules and conditions that must be reviewed by the investor when opening a new account. Additional information is available from our Retirement Plan Services.

Redemptions and Exchanges of Your Shares

If you redeem any of your shares in the fund, or exchange your shares in the fund for shares of another Franklin Templeton fund, you will generally have a capital gain or loss that must be reported on your tax return. Any loss you realize on the redemption or exchange of your fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of any long-term capital gains distributions you received on these shares.

If you exchange shares that you have held for 90 days or less for shares of another Franklin Templeton Fund, special tax rules apply. In calculating your gain or loss on the exchange, these rules may require you not to include as part of your cost the sales charge you paid at the time you purchased your fund shares. You will, however, be permitted to add the amount of sales charge disallowed to the cost basis of the shares you received in the exchange.

Annual Information Returns

The funds will inform you at calendar year-end of the amount and source of the dividends and distributions paid to you.

Additional Tax Considerations

"Buying a Dividend" - If you buy shares before a dividend distribution date, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

"State Taxes" - You should contact your tax advisor to determine whether state or local income, intangible or other taxes will apply to your investment in the fund or to distributions or redemption proceeds you receive from the fund. You should also understand that because each of the funds invests primarily in the Underlying Funds, rather than in direct obligations of the U.S. government and its territories, the funds do not expect to pay dividends which qualify for exemption from state income tax.

"Foreign Taxes" - The Underlying Funds may be subject to foreign withholding taxes on income from their investments. The funds will not be permitted to elect to "pass through" to you the amount of foreign taxes paid by the Underlying Funds on their foreign investments. Your respective share of these foreign taxes will, therefore, be netted against your share of the fund's other gross income in arriving at the net investment income that the fund distributes to you.

"Non-U.S. Investors" - You should consult with your tax advisor on potential U.S. and non-U.S. income, estate or other taxes (including U.S. income tax withholding) on your investment in the fund or on dividends or distributions paid to you by a fund.

The foregoing information is intended to summarize important tax rules that may affect your investment in the funds. See the Section entitled "Additional Information on Distributions and Taxes" in the Statement of Additional Information for a more complete discussion of these rules and other tax matters.

HOW IS THE TRUST ORGANIZED?

The Trust is an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on October 2, 1995, and is registered with the SEC. Each fund offers two classes of shares:
Conservative Target Fund - Class I and Conservative Target Fund - Class II, Moderate Target Fund - Class I and Moderate Target Fund - Class II, and Growth Target Fund - Class I and Growth Target Fund - Class II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

Opening Your Account

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1.  Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

    To open a regular, non-retirement
    account ..........................................            $1,000
    To open an IRA, IRA Rollover,
    Roth IRA, or Education IRA .......................            $ 250*
    To open a custodial account for a minor
   (an UGMA/UTMA account)............................             $ 100
    To open an account with an
    automatic investment plan ........................            $  50**
    To add to an account .............................            $  50***

*For all other retirement accounts, there is no minimum investment requirement.
**$25 for an Education IRA.
***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. Please also indicate which class of shares you want to buy. If you do not specify a class, we will automatically invest your purchase in Class I shares. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.  Make your investment using the table below.

METHOD                       STEPS TO FOLLOW

BY MAIL                      For an initial investment:
                               Return the application to the fund with your check made payable to the fund.

                             For additional investments:
                               Send a check made payable to the fund. Please include your account number on the check.

BY WIRE                      1. Call Shareholder Services or, if that number
                                is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                             2. For an initial investment you must also return
                                your signed shareholder application to the fund.

                             IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

THROUGH YOUR DEALER          Call your investment representative

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I                                   CLASS II
--------------------------------------------------------------------------------
o  Higher front-end sales charges than    o  Lower front-end sales charges
   Class II shares. There are several        than Class I shares
   ways to reduce these charges, as
   described below. There is no
   front-end sales charge for purchases
   of $1 million or more.*

o  Contingent Deferred Sales Charge on    o  Contingent Deferred Sales Charge
   purchases of $1 million or more sold      on purchases sold within 18 months
   within one year

o  Lower annual expenses than Class II    o  Higher annual expenses than
   shares                                    Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

Purchase Price of Fund Shares

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                      TOTAL SALES CHARGE           AMOUNT PAID
                                      AS A PERCENTAGE OF         TO DEALER AS A
AMOUNT OF PURCHASE                 OFFERING      NET AMOUNT       PERCENTAGE OF
AT OFFERING PRICE                    PRICE         INVESTED      OFFERING PRICE
------------------------------------------------------------------------------

CLASS I

Under $50,000 ................     5.75%           6.10%             5.00%
$50,000 but less
 than $100,000 ...............     4.50%           4.71%             3.75%
$100,000 but less
 than $250,000 ...............     3.50%           3.63%             2.80%
$250,000 but less
 than $500,000 ...............     2.50%           2.56%             2.00%
$500,000 but less
 than $1,000,000 .............     2.00%           2.04%             1.60%
$1,000,000 or more* ..........      None            None              None

CLASS II

Under $1,000,000*.............     1.00%           1.01%             1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

Sales Charge Reductions and Waivers

IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

Sales Charge Waivers. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

      If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

      If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

      If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

5. Registered Securities Dealers and their affiliates, for their investment accounts only

6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

9.    Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.   Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

Retirement Plans. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.    Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

For Investors Outside the U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD                    STEPS TO FOLLOW

BY MAIL                   1. Send us signed written instructions

                          2. Include any outstanding share certificates for the shares you want to exchange

BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                          - If you do not want the ability to exchange by phone to apply to your account, please let us know.

THROUGH YOUR DEALER       Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares

o   You may only exchange shares within the same class, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

Limited Exchanges Between Different Classes of Shares

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Advisor Class" or "Class Z" shares. Because the fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW

BY MAIL          1. Send us signed written instructions. If you would like
                    your redemption proceeds wired to a bank account, your instructions should include:

                 o The name, address and telephone number of the bank where you want the proceeds sent

                 o  Your bank account number

                 o  The Federal Reserve ABA routing number

                 o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                 Telephone requests will be accepted:

                 o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                 o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                 o Unless you are selling shares in a Trust Company retirement plan account

                 o Unless the address on your account was changed by phone within the last 15 days

                 - If you do not want the ability to redeem by phone to apply to your account, please let us know.

THROUGH
YOUR DEALER      Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

Contingent Deferred Sales Charge

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o  Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o  Returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund declares dividends from its net investment income quarterly in March, June, September and December to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month. Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

Distribution Options

You may receive your distributions from the fund in any of these ways:

1. Buy additional shares of the fund - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

Share Price

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

How and When Shares are Priced

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,

o   The fund's name,

o   The class of shares,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Joint Accounts. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A notarized signature is not sufficient.

Share Certificates

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT       DOCUMENTS REQUIRED

CORPORATION           Corporate Resolution

PARTNERSHIP           1. The pages from the partnership agreement that
                      identify the general partners, or

                      2. A certification for a partnership agreement

TRUST 1. The pages from the trust document that identify the trustees, or

                      2. A certification for trust

Street or Nominee Accounts. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Important Information If You Have an Investment Representative

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

Tax Identification Number

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if (i) you have not furnished a certified correct taxpayer identification number, (ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking account to the fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o   obtain information about your account;

o   obtain price and performance information about any Franklin Templeton
    Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:

                                                       CODE NUMBER
                                                CLASS I             CLASS II

Conservative Target Fund.................        484                   584
Moderate Target Fund .....................       485                   585
Growth Target Fund .......................       486                   586

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                             HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME                TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------
Shareholder Services           1-800/632-2301         5:30 a.m. to 5:00 p.m.
Dealer Services                1-800/524-4040         5:30 a.m. to 5:00 p.m.
Fund Information               1-800/DIAL BEN         5:30 a.m. to 8:00 p.m.
                               (1-800/342-5236)       6:30 a.m. to 2:30 p.m.
                                                        (Saturday)
Retirement Plan Services       1-800/527-2020         5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/321-8563         6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/851-0637         5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

Advisers - Franklin Advisers, Inc., the fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - The fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class II begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

Qualified Retirement Plans - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing, and defined benefit plans.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDICES

WHAT ARE SOME OF THE OTHER INVESTMENT POLICIES AND STRATEGIES OF, AND RISKS OF AN INVESTMENT IN, THE UNDERLYING FUNDS?

Borrowing. As a fundamental investment restriction, each of the Underlying Funds (except Value, Mutual Shares, Discovery, European, Developing Markets, Global Bond, Greater European and Latin America) may not borrow money except for temporary or emergency purposes. These Underlying Funds may borrow for such purposes up to the amounts indicated: Equity, Growth, Utilities, Short-Intermediate, Government Securities, AGE, Gold - 5% of total assets; Smaller Companies and Templeton Foreign - 5% of total assets for purposes of redeeming their shares for cancellation; Small Cap, Real Estate, Pacific Growth, Foreign Smaller - 10% of total assets; Investment Grade - 15% of total assets; Global Government - 30% of total assets; Natural Resources - 33% of total assets; and German Government and Hard Currency - 331/3% of total assets.

As a fundamental investment restriction, Value, Developing Markets, Greater European and Latin America may borrow money in an amount not exceeding 331/3% of their net assets; Global Bond may borrow money in an amount not exceeding 30% of its assets (however, the fund's Board of Trustees has adopted a policy of limiting the fund's borrowing to 5% of its net assets to increase holdings of portfolio securities); and Mutual Shares, Discovery and European may borrow up to 331/3% of their assets (plus 5% for emergency or short-term purposes).

Brady Bonds. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of Brady Countries. There can be no assurance that Brady Bonds in which Greater European or Latin America may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative.

Convertible Securities, including Enhanced and Synthetic Convertible Securities. Because convertible securities have features of both common stocks and debt securities, their value can be influenced by both interest rate and market movements. As with a debt security, a convertible security tends to increase in value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the underlying common stock. Thus, its price tends to increase as the value of the underlying stock rises and decrease as the value of the underlying stock declines. In addition, because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Enhanced Convertible Securities. Pacific Growth, Foreign Smaller, Gold, Equity, Growth, Small Cap, Utilities, Value and Real Estate may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide investors, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

These funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described in which these funds may invest, consistent with their objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Underlying Funds. The fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Underlying Fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Underlying Fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

Synthetic Convertibles. Value, Pacific Growth and Foreign Smaller may invest portions of their assets in "synthetic convertible" securities. A synthetic convertible is created by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "Equity Securities" for the purposes of each fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the investment manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the investment manager determines that such a combination would better promote a fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

Currency Fluctuations. Because certain of the Underlying Funds under normal circumstances will invest a substantial portion of their total assets in the securities of foreign issuers that are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the fund's Net Asset Value and any net investment income and capital gains to be distributed by the fund in U.S. dollars.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Underlying Funds value their assets daily in terms of U.S. dollars, the funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Certain funds may do so from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

Depositary Receipts. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs (collectively, "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, an Underlying Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the Depositary Receipts.

Depositary Receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that an Underlying Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Developing or Emerging Market Countries. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which results in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, some developing market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to an Underlying Fund and its shareholders.

There are further risks specific to investments in Eastern Europe, including Russia, Hong Kong and/or Latin America. For a further discussion of these risks, please see the SAI.

Equipment Related Instruments. Global Government may purchase equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment related instruments are used to finance the acquisition of new equipment. The instrument gives the bondholder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates and conditional sales contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

German Government Bonds. The primary risk factors associated with investment in German government obligations arise in connection with market fluctuations in the level of German interest rates and in the exchange rate between the U.S. dollar and the German mark. At any given point in time, the impact of interest rate and currency exchange rate changes on German Government's Net Asset Value may be reinforcing or offsetting.

The yield and total return of German Government may be higher or lower than the yield and total return of a fund investing in U.S. dollar-denominated bonds of comparable maturity and quality. In addition, due to periodic interest rate and exchange rate volatility, the fund's Net Asset Value is likely to experience significant volatility from time to time, and this volatility may be greater than would be experienced by a comparable U.S. dollar-denominated bond fund.

Because of its investment primarily in German mark-denominated obligations and its policy of not hedging currency risk, German Government's Net Asset Value will likely exhibit greater day-to-day volatility than a fund that diversifies its currency risk across multiple currencies and/or regularly hedges its currency risk. Even though interest rates on German government obligations may from time to time exceed the rates on U.S. dollar-denominated bonds of comparable maturity and quality, a decline in the German mark relative to the U.S. dollar over any given period could more than offset any interest rate advantage, resulting in a negative total return for German Government over that period.

German interest rates and currency valuations have fluctuated unpredictably in the past and can be expected to do so in the future.

The following information is a brief summary of factors affecting German Government and does not purport to be a complete description of such factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of German government obligations, from independent credit reports and historically reliable sources, but has not been independently verified by German Government, the Underlying Funds or the Funds.

The Federal Republic of Germany, which comprises what was formerly the nations of East Germany and West Germany, is considered by the rating agencies and by the fund's investment managers to be among the world's most creditworthy issuers of debt obligations. Both S&P and Moody's have assigned their highest ratings (AAA/Aaa) to obligations of the Federal Republic of Germany.

The German mark is considered to be the primary reserve currency of Europe and, along with the Japanese yen, has increasingly been used as a reserve currency worldwide, sharing the traditional role of the U.S. dollar. Because of Germany's strong record of economic growth and responsible fiscal and monetary policy, the mark has been among the strongest of the world's major currencies in the period dating back to the return of freely floating exchange rates in the early 1970s. Of course, there can be no assurance that the German mark will perform or be regarded in the future as it has in the past.

The Bundesbank (the German central bank) operates largely independently of Germany's political system and is charged with responsibility for protecting the international value of the German mark. In response to the high levels of unification-related public and private expenditures and the inflationary pressures arising from these expenditures, the Bundesbank has maintained a tight monetary policy in recent years, resulting in interest rates well above those in the U.S., Japan and other countries outside Europe. In mid-1992, German interest rates began to decline as continued tight monetary policy created expectations of economic slowing. This decline in German rates continued through the end of 1993 as the German economy suffered a significant recession and the Bundesbank accelerated the easing process. During the first quarter of 1994, German yields began to rise as signs of economic growth emerged in the German economy.

The unification of East Germany and West Germany and the ensuing efforts to raise living standards and modernize infrastructure in what was previously East Germany have been a costly undertaking for Germany. Much of the cost of unification has been financed through deficit spending, resulting in significantly increased public-sector borrowing requirements since 1989. The ongoing high levels of public-sector borrowing and spending in Germany resulting from unification may cause German interest rates and inflation rates to be higher than would otherwise be the case. This, in turn, may adversely affect the total returns on German government obligations. Unification has placed great pressure on the German economy and, although progress has recently been made to improve German government finances, these pressures may adversely affect monetary policy as conducted by the Bundesbank as well as the credit quality of German government obligations.

In addition to unification, the disintegration of the Soviet Union and its sphere of influence also may have an adverse impact on the German economy. In particular, Germany may be subject to increased immigration pressures and social discord. Germany also faces uncertainty with respect to repayment of government-guaranteed loans made to former eastern bloc countries.

GNMAs. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by non-callable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by a fund will have a direct impact on the Net Asset Value per share of the fund.

High Yield, Fixed-Income Securities. High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a fund or Underlying Fund. Although these securities are typically not callable for a period of time, usually three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the investment manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the Underlying Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

A fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and a fund's ability to dispose of particular issues, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for an Underlying Fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

Equity, Growth, Utilities, Gold, Natural Resources, Small Cap, Real Estate, Value, AGE, Foreign Smaller and Global Government may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

Equity, Growth, Utilities, Gold, Natural Resources, Small Cap, Real Estate, Value, AGE, Foreign Smaller and Global Government may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The investment manager will carefully review their credit and other characteristics. The funds have no arrangement with their underwriters or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer.

Factors adversely impacting the market value of high yield securities may lower the Underlying Fund's Net Asset Value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Illiquid Securities. An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which the fund has valued the security. Equity, Growth, Utilities, Small Cap, Value, Real Estate, Short-Intermediate, Government Securities, Investment Grade, AGE, Hard Currency, Developing Markets, Templeton Foreign, Smaller Companies, Global Bond, Global Government, Pacific Growth, Foreign Smaller, German Government and Gold may not purchase an illiquid security if, at the time of purchase, the fund would have more than 10% of its total net assets invested in such securities. Natural Resources, Mutual Shares, Discovery, European, Greater European and Latin America may invest up to 15% of their respective total assets in illiquid securities.

Investment Company Securities. Certain of the Underlying Funds may invest in other investment companies to the extent permitted by the 1940 Act and exemptions thereto. To the extent that a fund invests in an investment company, there may be duplication of advisory and other fees.

Loan Participations. AGE, Value, Mutual Shares, Discovery, European and Global Government are authorized to acquire loan participations in which the funds will purchase from a lender a portion of a larger loan which it has made to a borrower. Generally, such loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Such loan participations, however, may enable the fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While loan participations generally trade at par value, the funds will be permitted to purchase such securities which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, such loan participations may appreciate in value. Loan participations carry substantially the same risks as those for defaulted debt obligations and may cause loss of the entire investment. AGE's investment in loan participations, some of which may be in default, and other defaulted securities will represent no more than 15% of the fund's net assets at the time of investment, subject to AGE's policy concerning illiquid securities to the extent that certain participations are considered to be illiquid. With respect to Value, Mutual Shares, Discovery and European, loan participations will be included in the funds' limitation on illiquid securities.

Loans of Portfolio Securities. Equity, Growth, Utilities, Small Cap, Value, Natural Resources, Real Estate, Short-Intermediate, Investment Grade, AGE, Mutual Shares, Discovery, European, Greater European, Developing Markets, German Government, Latin America, Hard Currency, Global Bond, Pacific Growth, Foreign Smaller and Gold may lend securities they have purchased to certain securities dealers or other institutional investors, so long as the total amount of the loans does not exceed 10% of the value of each of Short-Intermediate's, Equity's, Growth's, Real Estate's, Utilities', AGE's and Gold's total assets, 20% of Small Cap's total assets, 25% of Value's total assets, 30% of Investment Grade's, Global Government's, German Government's and Hard Currency's total assets, 33% of Natural Resources' total assets and, 33 1/3% of Greater European's, Pacific Growth's, Foreign Smaller's, Latin America's, Global Bond's and Developing Markets' total assets. Investment Grade, Mutual Shares, Discovery and European intend to limit such borrowing to 5% of their respective total assets at the time of the most recent loan.

The borrower must deposit with the fund's custodian bank collateral with an initial market value of at least 100% of the market value of the securities loaned, including accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100% (102% in the case of Short-Intermediate and Global Government). This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The funds may engage in security loan arrangements with the primary objective of increasing their income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, they continue to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Developing Markets, Greater European and Latin America retain the right to terminate their loans at any time and obtain the return of the securities loaned within five business days.

Mortgage-backed Securities (including CMOs) and Asset-backed Securities (including CARs). Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. government securities and other mortgage-backed and asset-backed securities. The market value of mortgage-backed securities will generally decline when interest rates rise and rise when interest rates decline. However, mortgage-backed securities may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of a fund's principal investment to the extent of the premium paid.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. CARs are asset-backed securities. In the case of automobile receivables, there is a risk that the holders of these receivables may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state law. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

New or Unseasoned Companies. Certain Underlying Funds may invest in the securities of relatively new or unseasoned companies which are in their early stages of development or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management and may be unable to generate the funds necessary for growth or potential development. In addition, these companies may be developing or marketing new products and services for which markets are not yet or may never become established. As a result, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and, therefore, speculative.

Non-diversification. As non-diversified investment companies under the the federal securities laws, Value, Natural Resources, Real Estate, Global Bond, German Government, Hard Currency and Global Government may concentrate their investments in the securities of a smaller number of issuers than if they were diversified companies. An investment in a non-diversified fund entails greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio, and economic, political, or regulatory developments may have a greater impact on the value of the fund's portfolio than would be the case if the portfolio were diversified among more issuers.

Public Utilities Securities. The risks of investments in the Public Utilities Industry include: risks associated with regulatory changes; risks associated with interest rate fluctuations; the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases; the difficulty of financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulties of the capital markets in absorbing utility debts and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and general effects of energy conservation.

REITs and other Real Estate-Related Investments. Equity, Developing Markets, AGE, Small Cap, Mutual Shares, Discovery, European, Natural Resources, Smaller Companies, Foreign, Greater European, Pacific Growth, Foreign Smaller, Global Bond, Real Estate and Latin America may invest in entities which qualify as REITs for federal income tax purposes or in other marketable securities secured by real estate or interests therein. In order to qualify as a REIT, a company must invest primarily in real estate-related investments, and distribute virtually all of its taxable income to shareholders. Equity does not intend to invest more than 10% of its total assets in REITs. AGE, Natural Resources and Developing Markets will not invest more than 10% of their assets in REITs.

REIT investments are subject to risks common to all real estate investing, namely declines in the value of real estate, changes in general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are also subject to a number of risks directly related to their operations. For example, the success of a REIT depends upon large inflows of cash flowing from the underlying real estate investments. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the federal securities law registration requirements.

Repurchase Agreements. Each fund and Underlying Fund except Government Securities may engage in repurchase agreement transactions. In a repurchase agreement, the fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the fund by a custodian bank approved by the Underlying Fund's Board of Directors or Board of Trustees. The bank or broker-dealer must transfer to the custodian bank securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

Restricted Securities. Certain of the Underlying Funds may invest a specific percentage of their total assets in restricted securities. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the fund from receiving the value at which the securities are carried on the books of the fund at the time of the sale. Alternatively, the investment manager may sell unrestricted securities it might have retained if the fund had only held unrestricted securities.

Reverse Repurchase Agreements. Small Cap, Global Government, Short-Intermediate and Natural Resources may enter into reverse repurchase agreements. These agreements involve the sale of securities held by the funds pursuant to an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. When entering into reverse repurchase transactions, cash or securities of a dollar amount equal in value to the funds' obligation under the agreement, including any earned but unpaid interest, will be maintained in a segregated account with each fund's respective custodian bank. The value of the securities subject to the reverse repurchase agreement will be determined daily.

Reverse repurchase agreement transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities subject to the agreement and the risk that a default by the purchaser may cause the fund to experience a loss.

Short Sales. Value may make short sales and short sales "against the box" up to 25% of its net assets. At any time, it will not have more than 15% of the value of its net assets in deposits or short sales "against the box." Global Government may make short sales "against the box," provided that it will not have more than 10% of its Net Asset Value held as collateral for such short sales. Mutual Shares, Discovery and European may make short sales up to 5% of their respective total net assets, and may sell securities "short against the box" without limit. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale "against the box," the fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Small Capitalization Stocks. Small capitalization stocks have historically been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Small company stocks also may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Small capitalization stocks may have many of the characteristics of securities of new or unseasoned companies as described above.

Standby Commitment Agreements. Natural Resources may from time to time enter into standby commitment agreements. Such agreements commit the fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the fund is paid a commitment fee, regardless of whether the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the fund has committed to purchase. The fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and/or price which is considered advantageous to the fund. The fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its net assets, taken at the time of acquisition of such commitment or security. The fund will at all times maintain a segregated account with its custodian bank of cash, cash equivalents, U.S. government securities or other high-grade securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the fund's Net Asset Value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Investments. Templeton Foreign, Smaller Companies, Global Bond, Developing Markets, Greater European and Latin America may invest in structured investments. Structured investments involve entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments.

Structured Investments may be of a class that is subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to a fund's restriction on investments in illiquid securities.

Temporary Investments. Several of the Underlying Funds have an express policy regarding temporary cash investments. Under certain circumstances, including in anticipation of and during temporary defensive periods, for liquidity purposes and to meet redemption requests, these Underlying Funds may invest in a variety of securities (some of the funds without limit). The types of securities in which the funds may invest for these purposes may include bonds and other debt obligations of companies of various nations throughout the world, debt obligations of the U.S. government or its political subdivisions (including obligations issued or guaranteed by U.S. government agencies or instrumentalities), debt obligations of other governments, bank obligations (CDs, letters of credit and bankers' acceptances or instruments secured by these obligations), time deposits, commercial paper, repurchase agreements, money market securities denominated in U.S. dollars or in the currency of any foreign country, and shares of affiliated money market funds. Certain Underlying Funds may also invest temporarily in high risk, lower quality debt obligations.

Trade Claims. AGE, Value, Mutual Shares, Discovery and European may invest a portion of their assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For purchasers such as these funds, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. In the event that the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price. AGE's investment in these instruments will not exceed, and Value intends to limit these investments to no more than, 5% of their respective net assets at the time of purchase. Trade claims are generally liquid as there is a secondary market, but the boards of the funds will monitor their liquidity.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trading in claims is not regulated by federal securities laws or the SEC. Currently, trading in claims is regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

U.S. Treasury Rolls. Investment Grade may enter into "U.S. Treasury rolls" in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. During the period prior to settlement date, the fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after settlement date.

With respect to these transactions, Investment Grade could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, and if market conditions changed adversely. The fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Value Investing. Value will invest principally in the securities of companies believed by the investment manager to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry, the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or, in certain cases, bankruptcy.

Cyclical stocks in which Value may invest tend to increase in value more quickly during economic upturns than noncyclical stocks, but they also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that the investment manager may be incorrect in its assessment of a particular industry or company or that the investment manager may not purchase these securities at their lowest possible prices or sell them at their highest.

Value's purchase of securities of companies emerging from bankruptcy may present risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the fund to sell the securities or to value them based on actual trades.

Value's policy of investing in securities that may be out of favor, including turnarounds, cyclicals, and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or which are not widely followed, differs from the approach followed by many other mutual funds. The investment manager believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

When-Issued, Delayed Delivery, and To-Be-Announced Transactions. Natural Resources, Real Estate, Short-Intermediate, AGE, German Government, Global Government and Global Bond may purchase and sell obligations on a "when-issued" or "delayed delivery" basis. Natural Resources, AGE, Short-Intermediate and Global Government are not subject to any percentage limit with respect to these types of obligations. German Government may only invest up to 25% of its assets in such transactions. These transactions are arrangements in which a fund purchases securities with payment and delivery scheduled for a future time, generally within two weeks. Although AGE, Real Estate, Natural Resources and Short-Intermediate will generally purchase securities on a when-issued basis with the intention of acquiring the securities, they may sell the securities before the settlement date if it is deemed advisable. When a fund is the buyer in these transactions, it will maintain with its custodian bank, in an account that is separate and apart from its normal custody account, cash or securities having a total value equal to the amount of the fund's commitment until payment for the obligation is made. Government Securities may purchase and sell GNMA certificates on a "To-Be-Announced" ("TBA") and "delayed delivery" basis, and is not subject to any percentage limit with respect to these transactions. These transactions are arrangements under which the fund may purchase securities with payment and delivery scheduled for a future time up to 60 days after purchase.

Purchases of securities on a when-issued, delayed delivery or TBA basis are subject to market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. If the other party to a when-issued, delayed delivery or TBA transaction fails to complete the transaction, the fund could miss a favorable price or yield opportunity. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date.

Zero Coupon and Pay-In-Kind Bonds. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest, and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date and, if the issuer defaults, the fund may obtain no return at all on its investment. Zero coupon, deferred interest, and pay-in-kind bonds involve additional special considerations.

Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality.

Mutual Shares, Discovery, European, Smaller Companies, Templeton Foreign, Greater European, Latin America, Global Bond, AGE and Value may purchase pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The fund will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the fund until the cash payment date or until the bonds mature. Accordingly, during periods when the fund receives no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet distribution requirements and such sales may be subject to the risk factors discussed above. AGE and Value are not limited in the amount of their assets that may be invested in these securities.

DESCRIPTION OF RATINGS

Corporate Bond Ratings

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.